Dreyfus

Investment Portfolios,

Core Bond Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            23   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                            Core Bond Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this report for Dreyfus Investment Portfolios, Core Bond Portfolio, covering the period from May 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the portfolio.

Investment-grade U.S. bonds generally provided attractive returns in a highly volatile environment in 2000. In contrast, most lower quality bond and major stock market indices declined sharply in 2000. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. In 2000, the stock and high yield bond markets provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Investment Portfolios, Core Bond Portfolio perform relative to its benchmark?

For the period from May 1, 2000 to December 31, 2000, the portfolio produced a total return of 8.61%.(1) In comparison, the portfolio's benchmark, the Merrill Lynch Domestic Master Index, produced a total return of 9.56% for the same period.(2) The portfolio generated approximate income dividends totaling $0.5020 per share during the reporting period.

We attribute the portfolio' s strong absolute performance to our sector allocation and credit quality strategies, which enabled us to avoid the brunt of the declines caused by rising interest rates earlier in the period, as well as the potential effects of deteriorating credit quality when the economy slowed later in the period.

What is the portfolio's investment approach?

The portfolio seeks to maximize total return through both capital appreciation and current income. The portfolio invests at least 65% of its assets in investment-grade fixed-income securities, which include U.S. Treasury securities, U.S. Government agency securities, corporate bonds, foreign bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks. The portfolio may invest up to 35% of its assets in bonds rated below investment-grade credit quality, also known as "high yield" securities.

Our investment approach emphasizes:

* FUNDAMENTAL ECONOMIC ANALYSIS. Our review of U.S. economic conditions helps us establish the portfolio's average duration, which is a measure of sensitivity to interest-rate changes. If interest rates appear to be rising, we will generally reduce the portfolio's average duration to keep cash available for the purchase of higher yielding securities as

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

they become available. If interest rates appear to be declining, we will generally increase the portfolio' s average duration to lock in prevailing yields.

*SECTOR ALLOCATION. We allocate assets among the various sectors of the fixed-income marketplace according to their relative attractiveness based on prevailing and expected market and economic conditions.

* SECURITY SELECTION. We choose individual securities according to factors that include their yields, prices, liquidity and the financial health of the issuers

What other factors influenced the portfolio's performance?

When the reporting period began, the U.S. economy was growing strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed") raised short-term interest rates four times during the first half of 2000. By June, however, signs had emerged that the Fed' s previous rate hikes were having the desired effect of slowing the economy, suggesting that the Fed's restrictive monetary policies could be near an end. Slower economic growth and expectations of short-term interest-rate cuts during the second half of the year benefited interest-rate-sensitive securities such as U.S. Treasury securities. However, it took a toll on the lower quality areas of the credit-sensitive corporate bond market as investors became increasingly concerned about the potential for defaults.

We began the year with relatively high levels of cash, which we invested carefully and gradually in the then prevailing rising interest-rate environment. We primarily emphasized high quality securities such as U.S. Treasury bonds, U.S. Government agency bonds, mortgage-backed securities and corporate bonds rated single-A or better. At the same time, we generally avoided high yield corporate securities and foreign government bonds. This strategy proved beneficial as U.S. Treasury securities led the bond market's advance in 2000, which was driven higher by positive supply-and-demand factors as well as a " flight to quality" among investors seeking a safe haven from a declining stock market.


What is the portfolio's current strategy?

We believe that U.S. Treasury securities and other high quality bonds may have reached levels at which they can be considered overvalued. We believe the slowing economy during the second half of the year may have contributed to the overvaluation of these securities. Differences in yields widened substantially among high quality and lower quality bonds. While market uncertainty caused us to refrain from taking advantage of better values among higher risk securities during 2000, we are prepared to do so if we become convinced that it is a prudent thing to do under current market conditions. We are also carefully watching the new administration in Washington for signs of imminent tax cuts or Social Security privatization, both of which might adversely affect the bond market.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. THE RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH APRIL 30, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Core Bond Portfolio Initial shares and Merrill Lynch Domestic Master Index
--------------------------------------------------------------------------------

Aggregate Total Return AS OF 12/31/00

                                                        Inception    From
                                                           Date     Inception
--------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                 5/1/00      8.61%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, CORE BOND PORTFOLIO ON 5/1/00 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH DOMESTIC MASTER INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. GOVERNMENT, MORTGAGE AND BBB OR HIGHER RATED CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR. U.S. TREASURY SECURITIES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION AND CORPORATE AND GENERIC MORTGAGE-BACKED SECURITIES $100 MILLION PER COUPON.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.





STATEMENT OF INVESTMENTS

December 31, 2000

                                                                                               Principal
--------------------------------------------------------------------------------
BONDS AND NOTES--95.8%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------


AIRCRAFT & AEROSPACE--.9%

Northrop-Grumman,

   Deb., 7.875%, 2026                                                                           109,000                  107,713

ASSET-BACKED CTFS.--7.4%

Advanta Mortgage Loan Trust,

   Ser. 2000-2, Cl. A6, 7.72%, 2015                                                              95,000                   98,563

Conseco Finance Securitizations:

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                             300,000                  300,000

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                             100,000                  103,693

Countrywide,

   Ser. 2000-4, Cl. AF6, 7.41%, 2031                                                             65,000                   66,788

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            200,000                  198,634

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                             121,000                  123,533

                                                                                                                         891,211

AUTOMOTIVE--.9%

American Axle & Manufacturing,

   Sr. Sub. Notes, 9.75%, 2009                                                                   34,000                   28,900

Lear,

   Sr. Notes, Ser. B, 7.96%, 2005                                                                80,000                   75,609

                                                                                                                         104,509

BANKING--1.0%

Dime Bancorp,

   Sr. Notes, 9%, 2002                                                                          122,000                  122,747

BUILDING MATERIALS--.4%

United Rentals,

   Sr. Sub. Notes, 9.5%, 2008                                                                    66,000                   51,810

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--7.6%

COMM,

   Ser. 2000-FL2A, Cl. E, 7.61%, 2003                                                           100,000  (a,b)            99,937

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                             240,000                  237,300

   Ser. 1999-C1, Cl. F, 7.923%, 2009                                                            100,000  (b)             101,707

First Union National Bank:

   Ser. 2000-C2, Cl. A2, 7.202%, 2010                                                           165,000                  172,941

   Ser. 2000-C2, Cl. G, 8.269%, 2010                                                             93,000                   96,051

Heller Financial,

   Ser. 2000-PH1, Cl. A2, 7.75%, 2009                                                           188,000                  202,717

                                                                                                                         910,653

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal
--------------------------------------------------------------------------------

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTERS--.4%

Hewlett-Packard,

   Conv. Liquid Yield Option Notes, 0%, 2017                                                     92,000                   49,450

CONSUMER--.8%

Sleepmaster,

   Sr. Sub. Notes, Ser. B, 11%, 2009                                                            121,000                   92,565

ELECTRIC POWER--1.8%

AES,

   Sr. Notes, 8.75%, 2002                                                                       122,000                  123,068

Southern Energy,

   Sr. Notes, 7.9%, 2009                                                                         99,000  (a)              98,402

                                                                                                                         221,470

FINANCE--1.9%

Bear Stearns,

   Notes, 7.625%, 2009                                                                           19,000                   19,294

Household Finance,

   Notes, 8%, 2010                                                                              100,000                  105,707

Meridian Funding,

  Notes, Ser. 2000-E, 6.999%, 2005

   (Insured by MBIA)                                                                            100,000  (a),(b)         100,023

                                                                                                                         225,024

FOREST PRODUCTS--.7%

Georgia-Pacific,

   Deb., 9.5%, 2011                                                                              85,000                   84,714

INDUSTRIAL--1.3%

NRG Energy,

   Sr. Notes, 8.25%, 2010                                                                        99,000                  101,990

Tyco,

   Conv. Liquid Yield Option Notes, 0%, 2020                                                     61,000  (c)              47,580

                                                                                                                         149,570

INSURANCE--1.6%

AXA,

   Sub. Notes, 8.6%, 2030                                                                       130,000                  134,233

MONY Group,

   Sr. Notes, 8.35%, 2010                                                                        59,000                   61,511

                                                                                                                         195,744

OIL AND GAS--1.0%

Ocean Energy,

   Sr. Sub. Notes, Ser. B, 8.875%, 2007                                                          75,000                   77,625


                                                                                              Principal
--------------------------------------------------------------------------------

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS (CONTINUED)

PEMEX Project Funding Master Trust,

   Medium-Term Notes, 9.125%, 2010                                                               44,000  (a)              43,890

                                                                                                                         121,515

REAL ESTATE INVESTMENT TRUST--2.8%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                              100,000                   95,943

Federal Realty Investment Trust,

   Medium-Term Notes, 6.74%, 2004                                                               150,000                  147,347

Tanger Properties,

   Gtd. Notes, 8.75%, 2001                                                                      100,000                  100,059

                                                                                                                         343,349

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--1.9%

Chase Mortgage Finance,

   Ser. 1999-S13, Cl. B4, 6.5%, 2014                                                            214,303  (a)             173,017

GE Capital Mortgage Services,

   Ser. 2000-8, Cl. B5, 7.5%, 2015                                                              184,407  (a)              53,478

                                                                                                                         226,495

RETAIL--1.3%

Lowe's Cos.,

   Notes, 7.5%, 2005                                                                            128,000                  130,705

Saks,

   Gtd. Sr. Notes, 7.375%, 2019                                                                  45,000                   22,275

                                                                                                                         152,980

TELECOMMUNICATION--2.8%

British Telecommunications,

   Notes, 8.625%, 2030                                                                           45,000                   45,178

Cable & Wireless Optus Finance Property,

   Gtd. Notes, 8%, 2010                                                                         113,000  (a)             125,367

Marconi,

   Bonds, 8.375%, 2030                                                                          126,000                  118,676

Winstar Communications,

   Sr. Notes, 12.75%, 2010                                                                       74,000  (a)              51,800

                                                                                                                         341,021

U. S. GOVERNMENT AGENCIES-.5%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                             57,000  (d)              59,529

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
--------------------------------------------------------------------------------

BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--14.4%

Federal Home Loan Mortgage Corp.:

   7.5%                                                                                         350,000  (e)             355,029

   REMIC Trust, Gtd. Pass-Through Ctfs.

      (Interest Only Obligations):

         Ser. 1992, Cl. PG, 7%, 4/15/2014                                                       590,775  (f)              29,539

         Ser. 1999, Cl. PW, 7%, 8/15/2026                                                       136,933  (f)              26,376

         Ser. 2067, Cl. PI, 6.5%, 1/15/2024                                                     170,000  (f)              46,987

         Ser. 2113, Cl. MI, 6.5%, 4/15/2024                                                     692,182  (f)             101,384

Federal National Mortgage Association,

   7.5%                                                                                          75,000  (e)              76,055

Government National Mortgage Association I,

   7%                                                                                           200,000  (e)             200,936

Government National Mortgage Association II:

   6%, 7/20/2030                                                                                198,127                  198,809

   6.5%, 7/20/2030                                                                               98,968                  100,314

   7%                                                                                           212,000  (e)             211,801

   7.5%                                                                                         200,000  (e)             202,500

   8%, 2/20/2034                                                                                183,612                  187,455

                                                                                                                       1,737,185

U. S. GOVERNMENTS--41.7%

U. S. Treasury Bonds:

   6.125%, 8/15/2029                                                                            602,000                  655,801

   6.25%, 5/15/2030                                                                             671,000                  749,312

U. S. Treasury Inflation Protection Securities,

   3.625%, 7/15/2002                                                                            760,000  (d)             826,749

U. S. Treasury Notes:

   5.75%, 11/15/2005                                                                            105,000                  108,413

   5.875%, 11/15/2004                                                                         1,000,000                1,026,380

   6.25%, 2/15/2007                                                                             875,000                  924,936

   6.375%, 6/30/2002                                                                            631,000                  640,680

   6.875%, 5/15/2006                                                                             80,000                   86,581

                                                                                                                       5,018,852

UTILITIES-ELECTRIC POWER--.7%

Calpine,

   Sr. Notes, 8.625%, 2010                                                                       90,000                   88,650

UTILITIES-TELEPHONE--2.0%

AT&T,

   Notes, 6.5%, 2029                                                                            116,000                   93,044


                                                                                               Principal
------------------------------------------------------------------------------------------------------------------------------------

BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UTILITIES-TELEPHONE (CONTINUED)

WorldCom,

   Notes, 7.375%, 2006                                                                          148,000  (a)             147,451

                                                                                                                         240,495

TOTAL BONDS AND NOTES

   (cost $11,441,974)                                                                                                 11,537,251
-----------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--2.5%
------------------------------------------------------------------------------------------------------------------------------------

BANKING--1.8%

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.963%, 6/30/2030                                                                             27,000  (g,h)            27,951

Bank One Capital III,

   Gtd. Preferred Securities, 8.75%, 9/1/2030                                                    32,000                   31,584

Barclays Bank,

  Step-Up Callable Perpetual Reserve Capital Instruments,

   8.55%, 6/15/2011                                                                              72,000  (a,g,h)          75,640

Royal Bank of Scotland Group,

  Conv. Non-Cumulative Dollar Preference Shares, Ser. 3,

   7.816%, 12/31/2005                                                                            86,000  (h)              87,800

                                                                                                                         222,975

FINANCE--.7%

ING Capital Funding Trust III,

  Non-Cumulative Gtd. Trust Preferred Securities,

   8.439%, 12/31/2010                                                                            79,000  (g,h)            80,533

TOTAL OTHER SECURITIES

   (cost $299,048)                                                                                                       303,508
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.2%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION;

Global Crossing,

  Cum. Conv., $17.50

   (cost $32,003)                                                                                   160                   20,242

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--11.8%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

Morgan (J. P.) & Co.,

   6.55%, 1/2/2001                                                                              470,000                  469,915

Philip Morris Cos.,

   6.5%, 1/2/2001                                                                               480,000                  479,913

UBS Finance,

   6.5%, 1/2/2001                                                                               475,000                  474,914

TOTAL SHORT-TERM INVESTMENTS

   (cost $1,424,742)                                                                                                   1,424,742
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $13,197,767)                                                             110.3%               13,285,743

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (10.3%)              (1,237,269)

NET ASSETS                                                                                       100.0%               12,048,474

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000, THESE SECURITIES AMOUNTED TO $969,005 OR 8.0% OF NET ASSETS.

(B)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(C)  DATE SHOWN IS FINAL  MATURITY;  SECURITY  IS PUTABLE  BY THE  PORTFOLIO  ON
     VARIOUS DATES PRIOR TO MATURITY.

(D)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(E)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(F)  NOTIONAL FACE AMOUNT SHOWN.

(G)  THE STATED  INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(H)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  13,197,767  13,285,743

Cash                                                                    711,118

Receivable for investment securities sold                               822,911

Interest receivable                                                     161,380

                                                                     14,981,152
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             1,688

Payable for investment securities purchased                           2,900,852

Payable for shares of Beneficial Interest redeemed                           45

Accrued expenses and other liabilities                                   30,093

                                                                      2,932,678
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       12,048,474
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      11,818,003

Accumulated distributions in excess of investment income--net           (1,903)

Accumulated net realized gain (loss) on investments                     144,398

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                                87,976
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       12,048,474

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         12,047,974           500

Shares Outstanding                                        931,361        38.670
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.94         12.93

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

from May 1, 2000 (commencement of operations) to December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               328,289

Cash dividends                                                             700

TOTAL INCOME                                                           328,989

EXPENSES:

Investment advisory fee--Note 3(a)                                      27,989

Legal fees                                                              27,048

Auditing fees                                                           15,000

Custodian fees--Note 3(b)                                                7,800

Prospectus and shareholders' reports                                     4,136

Registration fees                                                        3,120

Trustees' fees and expenses--Note 3(c)                                     130

Shareholder servicing costs--Note 3(b)                                      59

Miscellaneous                                                            3,421

TOTAL EXPENSES                                                          88,703

Less--expense reimbursement from The Dreyfus Corporation

   due to undertaking--Note 3(a)                                       (51,385)

NET EXPENSES                                                            37,318

INVESTMENT INCOME--NET                                                 291,671
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                238,983

Net unrealized appreciation (depreciation) on investments               87,976

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 326,959

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   618,630

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

from May 1, 2000 (commencement of operations) to

December 31, 2000(a

-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                 291,671

Net realized gain (loss) on investments                                238,983

Net unrealized appreciation (depreciation)
   on investments                                                       87,976

NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                                        618,630
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                                       (293,574)

Net realized gain on investments:

Initial shares                                                        (94,585)

TOTAL DIVIDENDS                                                      (388,159)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                                      16,414,812

Service shares                                                             500

Dividends reinvested:

Initial shares                                                         388,159

Cost of shares redeemed:

Initial shares                                                     (4,985,468)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS                                11,818,003

TOTAL INCREASE (DECREASE) IN NET ASSETS                            12,048,474
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                       12,048,474
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                                          1,291,834

Shares issued for dividends reinvested                                  30,526

Shares redeemed                                                      (390,999)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          931,361
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                                                 39

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal period indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased or (decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                 INITIAL SHARES  SERVICE SHARES
                                                    ----------------------------

                                                   Period Ended   Period Ended
                                                   December 31,    December 31,
                                                         2000(a)        2000(b)
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      12.50          12.93

Investment Operations:

Investment income--net                                      .50             --

Net realized and unrealized

   gain (loss) on investments                               .56             --

Total from Investment Operations                           1.06             --

Distributions:

Dividends from investment income--net                     (.50)             --

Dividends from net realized gain on investments           (.12)             --

Total Distributions                                       (.62)             --

Net asset value, end of period                            12.94          12.93
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                           8.61(c)          --
-------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     .80(d)          --

Ratio of net investment income

   to average net assets                                   6.24(d)          --

Decrease reflected in above expense ratio

   due to undertaking by The Dreyfus Corporation           1.10(d)          --

 Portfolio Turnover Rate                                 953.66(c)     953.66(c)
-------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                    12,048              1

(A) FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) NOT ANNUALIZED.

(D) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Core Bond Portfolio (the "portfolio"), which commenced operations on May 1, 2000. The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio' s investment objective is to maximize total return through capital appreciation and current income. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus is the distributor of the portfolio's shares, which are
sold    without    a    sales    charge.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 420,005 Initial shares and all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide) . The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the portfolio does not currently do. Upon adoption, the portfolio will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment will be to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities. This adjustment will therefore, have no effect on the net assets of the portfolio.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2-Bank Line of Credit:

The portfolio may borrow up to $5 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under either line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from May 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the portfolio's average daily net assets. Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class (exclusive of certain expenses as described above) exceed an annual rate of .80 of 1% of the value of the average daily net assets of their class. The expense reimbursement, pursuant to the undertaking, amounted to $51,385 during the period ended December 31, 2000.


(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $27 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $7,800 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $75,657,636 and $64,102,547, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $87,976, consisting of $159,428 gross unrealized appreciation and $71,452 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Core Bond Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Bond Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statements of operations and changes in net assets and financial highlights for the period from May 1, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Bond Portfolio at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period from May 1, 2000 to December 31, 2000, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001

                                                                   The Portfolio


NOTES

                                                           For More Information

                        Dreyfus

                        Investment Portfolios,

                        Core Bond Portfolio

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  165AR0012





Dreyfus

Investment Portfolios,

Core Value Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                           Core Value Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Valerie J. Sill.

After five consecutive years of double-digit gains, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 9% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus Investment Portfolios, Core Value Portfolio produced a total return of 12.06%.(1) In comparison, the portfolio's benchmark, the Standard & Poor's 500/BARRA Value Index (the "Index") , produced a total return of 6.08% for the same period.(2)

We attribute the portfolio's positive performance, both on an absolute basis and relative to the Index, to a stock market environment that generally favored the value style of investing for much of the reporting period. In particular, the portfolio' s emphasis on defense/aerospace, health care, financial services and utilities stocks helped it to outperform its benchmark.

What is the portfolio's investment approach?

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures such as price-to-earnings ratios. In choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the portfolio's performance?

One of the factors that positively affected the portfolio's performance during the past year has been the portfolio manager's patience and, in some instances, a willingness to go "against the grain." For example, in 1999 the portfolio purchased shares of Boeing, the world's largest manufacturer of airplanes, when the company was generally out of favor and many investors were questioning the value of its stock. The company has recently witnessed a strong increase in business from Asia

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

and its internal cost reduction program has led to a very strong earnings report that exceeded Wall Street analysts' expectations. In a similar sector, the portfolio' s holdings in United Technologies, with its diversified manufacturing interests including aircraft engines, produced strong results for the portfolio.

We believe the pharmaceutical industry also appeared to be out of favor with investors during the recent political campaigns, as Congress debated expanding Medicare to include prescription drugs. This could have effectively capped the industry' s revenues and possibly led to a decline in the prices of pharmaceutical stocks. However, the political season came and went, and as of the end of the reporting period such a proposal had not become law. As technology and telecommunications stocks sold off sharply earlier in the year, many investors shifted to pharmaceutical industry stocks for their steady growth potential. In particular, American Home Products and Abbott Laboratories were very strong performers during the reporting period.

Selected financial services stocks also achieved strong gains during the reporting period, including insurance companies such as American International Group and Citigroup's insurance arm, Travelers. In addition, electric utilities such as Duke Energy were able to produce strong profits in a deregulated environment, as the demand for power outpaced supply.

However, the portfolio's results were hampered by its holdings in the chemical industry, which continued to perform poorly during the reporting period due to rising energy costs. In addition, other economically cyclical companies, such as those in the broadcasting and publishing industries, began 2000 very strongly only to perform poorly in the second half, as the U.S. economy began to slow.


What is the portfolio's current strategy?

During 1998 and 1999 when growth investing was paramount, the patience of value investors was severely tested. However, in 2000 we believe value investing took center stage due in part to a slowing U.S. economy. Regardless of whether growth or value investing is in favor at any given moment, our strategy remains consistent. We will continue to look for what we believe are undervalued stocks, regardless of industry, that in our view have the potential to provide good stock price performance. Given the sell-off in the stock market during 2000, we believe there currently remains a wide selection of attractively priced companies available to us as investment opportunities.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio Initial shares and the Standard & Poor's 500/BARRA Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      5/1/98             12.06%             9.26%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, CORE VALUE PORTFOLIO ON 5/1/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500/BARRA VALUE INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S 500/BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE S&P 500 THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000



COMMON STOCKS--92.9%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BANKING--14.4%

Chase Manhattan                                                                                  11,750                  533,891

Citigroup                                                                                        18,800                  959,975

Fannie Mae                                                                                        3,400                  294,950

First Union                                                                                       6,900                  191,906

FleetBoston Financial                                                                            20,406                  766,500

Golden State Bancorp                                                                              6,900                  216,919

Washington Mutual                                                                                 5,000                  265,313

Wells Fargo                                                                                       3,900                  217,181

                                                                                                                       3,446,635

BASIC INDUSTRIES--5.9%

Air Products & Chemicals                                                                          9,600                  393,600

Dow Chemical                                                                                      6,600                  241,725

duPont (E.I.) deNemours & Co.                                                                     8,451                  408,289

Georgia-Pacific                                                                                   5,700                  177,413

International Paper                                                                               2,400                   97,950

Union Carbide                                                                                     1,800                   96,863

                                                                                                                       1,415,840

BROKERAGE--5.3%

Goldman Sachs Group                                                                               2,300                  245,956

Morgan Stanley Dean Witter & Co.                                                                  7,900                  626,075

Stilwell Financial                                                                                9,700                  382,544

                                                                                                                       1,254,575

CAPITAL GOODS--8.7%

Boeing                                                                                            5,400                  356,400

Deere & Co.                                                                                       2,400                  109,950

Eaton                                                                                             2,400                  180,450

Pitney Bowes                                                                                     11,700                  387,563

Rockwell International                                                                            7,900                  376,238

TRW                                                                                               4,300                  166,625

United Technologies                                                                               6,400                  503,200

                                                                                                                       2,080,426

CONSUMER DURABLES--.6%

Ford Motor                                                                                        6,014                  140,953

CONSUMER NON-DURABLES--.9%

Kimberly-Clark                                                                                    3,200                  226,208

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES--8.0%

Albertson's                                                                                      10,100                  267,650

Circuit City Stores--Circuit City Group                                                           8,300                   95,450

Disney (Walt)                                                                                    15,000                  434,063

Federated Department Stores                                                                       5,300  (a)             185,500

First Data                                                                                        3,300                  173,869

Knight-Ridder                                                                                     5,000                  284,375

Vivendi Universal, ADR                                                                            7,120                  465,025

                                                                                                                       1,905,932

ENERGY--12.3%

BP Amoco, ADS                                                                                    10,600                  507,475

Conoco, Cl. B                                                                                    17,184                  497,262

Exxon Mobil                                                                                       9,652                  839,121

Halliburton                                                                                       6,600                  239,250

Texaco                                                                                            8,900                  552,913

Williams Cos.                                                                                     7,500                  299,531

                                                                                                                       2,935,552

HEALTH CARE--6.0%

Abbott Laboratories                                                                               4,200                  203,437

American Home Products                                                                            5,900                  374,945

Merck & Co.                                                                                       6,800                  636,650

Wellpoint Health Networks                                                                         2,000  (a)             230,500

                                                                                                                       1,445,532

INSURANCE--8.2%

Aetna                                                                                             1,100  (a)              45,167

Allstate                                                                                          6,200                  270,087

American General                                                                                  3,900                  317,850

American International Group                                                                      4,796                  472,706

CIGNA                                                                                             1,400                  185,220

Marsh & McLennan Cos.                                                                             2,100                  245,700

MetLife                                                                                          12,000                  420,000

                                                                                                                       1,956,730


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--5.3%

Advanced Micro Devices                                                                            2,400  (a)              33,150

Apple Computer                                                                                   10,600  (a)             157,675

Avaya                                                                                             8,900                   91,781

Electronic Data Systems                                                                           4,300                  248,325

Hewlett-Packard                                                                                   6,450                  203,577

International Business Machines                                                                   3,900                  331,500

3COM                                                                                             22,500  (a)             191,250

                                                                                                                       1,257,258

TELECOMMUNICATIONS--1.3%

Cable & Wireless, ADS                                                                             4,500                  179,437

Sprint (FON Group)                                                                                6,600                  134,063

                                                                                                                         313,500

TRANSPORTATION--2.7%

Canadian Pacific                                                                                 18,900                  539,831

Southwest Airlines                                                                                3,400                  114,002

                                                                                                                         653,833

UTILITIES--13.3%

British Telecommunications, ADR                                                                   1,900                  164,825

CMS Energy                                                                                       18,300                  579,881

Entergy                                                                                           8,300                  351,194

FPL Group                                                                                         4,500                  322,875

GPU                                                                                               8,900                  327,631

NiSource                                                                                         15,500                  476,625

Progress Energy                                                                                   7,100                  349,231

Telephone & Data Systems                                                                          1,400                  126,000

Verizon Communications                                                                            9,550                  478,694

                                                                                                                       3,176,956

TOTAL COMMON STOCKS

   (cost $19,675,632)                                                                                                 22,209,930

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

PREFERRED STOCKS--2.9%                                                                           Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES

News Corp, ADR

   (cost $722,463)                                                                               23,450                  681,516
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--4.1%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES;

Federal Home Loan Banks

  5.62%, 1/2/2001

   (cost $969,849)                                                                              970,000                  969,849
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $21,367,944)                                                              99.9%               23,861,295

CASH AND RECEIVABLES (NET)                                                                          .1%                   35,811

NET ASSETS                                                                                       100.0%               23,897,106

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  21,367,944  23,861,295

Cash                                                                     45,229

Dividends receivable                                                     20,345

Prepaid expenses                                                         12,550

                                                                     23,939,419
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            12,140

Accrued expenses and other liabilities                                   30,173

                                                                         42,313
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,897,106
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      21,131,943

Accumulated undistributed investment income--net                          4,654

Accumulated net realized gain (loss) on investments                     267,158

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             2,493,351
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       23,897,106

 NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         23,896,606           500

Shares Outstanding                                      1,583,067        33.135
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               15.10         15.09

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,385 foreign taxes withheld at source)        353,652

Interest                                                                54,850

TOTAL INCOME                                                           408,502

EXPENSES:

Investment advisory fee--Note 3(a)                                     141,578

Auditing fees                                                           17,733

Prospectus and shareholders' reports                                    14,418

Custodian fees--Note 3(b)                                                8,049

Legal fees                                                               4,433

Registration fees                                                        1,729

Trustees' fees and expenses--Note 3(c)                                     628

Shareholder servicing costs--Note 3(b)                                     449

Miscellaneous                                                            8,559

TOTAL EXPENSES                                                         197,576

Less--reduction in investment advisory fee due to

   undertaking--Note 3(a)                                              (13,924)

NET EXPENSES                                                           183,652

INVESTMENT INCOME--NET                                                 224,850
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                801,415

Net unrealized appreciation (depreciation) on investments            1,343,901

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,145,316

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 2,370,166

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             ----------------------------------

                                                   2000(a)              1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            224,850              60,207

Net realized gain (loss) on investments           801,415             280,590

Net unrealized appreciation (depreciation)
   on investments                               1,343,901           1,104,740

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    2,370,166           1,445,537
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                  (220,384)             (66,069)

Net realized gain on investments:

Initial shares                                  (510,084)                --

TOTAL DIVIDENDS                                 (730,468)             (66,069)
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 14,417,156          11,031,262

Service shares                                        500                 --

Dividends reinvested:

Initial shares                                    730,468              66,069

Cost of shares redeemed:

Initial shares                                (8,233,492)          (3,092,776)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            6,914,632            8,004,555

TOTAL INCREASE (DECREASE) IN NET ASSETS        8,554,330            9,384,023
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            15,342,776            5,958,753

END OF PERIOD                                  23,897,106           15,342,776

Undistributed investment income--net                4,654                 188
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     1,000,641             821,212

Shares issued for dividends reinvested             50,772               4,861

Shares redeemed                                 (566,926)            (235,841)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     484,487              590,232
-------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            33                 --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                    INITIAL SHARES            SERVICE SHARES
                                                                       -------------------------------------------------------------

                                                                                                                Period Ended

                                                                               Year Ended December 31,           December 31,
                                                                       -------------------------------------------------------------

                                                                       2000          1999          1998(a)               2000 (b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                  13.97         11.72          12.50                15.09

Investment Operations:

Investment income--net                                                  .17(c)       .07(c)          .07                  --

Net realized and unrealized

   gain (loss) on investments                                          1.50         2.24            (.77)                 --

Total from Investment Operations                                       1.67         2.31            (.70)                 --

Distributions:

Dividends from investment income--net                                  (.16)        (.06)           (.08)                 --

Dividends from net realized gain on investments                        (.38)          --              --                  --

Total Distributions                                                    (.54)        (.06)           (.08)                 --

Net asset value, end of period                                        15.10        13.97           11.72                 15.09
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      12.06        19.73           (5.59)(d)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .97         1.00            .67(d)                 --

Ratio of net investment income

   to average net assets                                               1.19          .56            .62(d)                 --

Decrease reflected in above expense ratios

   due to undertakings by
   The Dreyfus Corporation                                              .07          .50            .74(d)                 --

Portfolio Turnover Rate                                              110.74        97.14          47.37(d)               110.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                23,897       15,343          5,959                    1

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Core Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the " Distributor" ), a wholly-owned subsidiary of Dreyfus became the distributor of the portfolio' s shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $722 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of 1% of the value of the portfolio's average daily net assets. Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class (exclusive of certain expenses as described above) exceed 1% of the value of the average daily net assets of their class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $13,924 during the period ended December 31, 2000.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $86 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $8,049 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $26,533,758 and $20,149,589, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $2,493,351, consisting of $3,367,128 gross unrealized appreciation and $873,777 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $.0550 per share as a long-term capital gain distribution of the $.4800 per share paid on December 21, 2000.

The portfolio also designates 38.50% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.

                                                                   The Portfolio

                                                           For More Information

                        Dreyfus

                        Investment Portfolios,

                        Core Value Portfolio

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  172AR0012




Dreyfus

Investment Portfolios,

Emerging Leaders

Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                     Emerging Leaders Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Emerging Leaders Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Paul Kandel and Hilary Woods.

The small-cap segment of the stock market, as measured by the Russell 2000 Index, declined more than 3% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

Paul Kandel and Hilary Woods, Portfolio Managers

How did Dreyfus Investment Portfolios, Emerging Leaders Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus Investment Portfolios, Emerging Leaders Portfolio produced a total return of 31.70%.(1) This compares with a total return of -3.02% for the portfolio's benchmark, the Russell 2000 Index of small-capitalization stocks, during the same period.(2)

The portfolio's blended growth and value investment approach served shareholders exceptionally well during the period. We attribute the portfolio's strong performance to our success in employing this blended approach and our ability to identify attractive individual investment opportunities among a wide range of industry groups. The portfolio also succeeded in emphasizing some of the market' s strongest sectors and de-emphasizing some of the market's weakest sectors.

What is the portfolio's investment approach?

The portfolio seeks capital growth by investing in a diversified group of small-cap companies with total market values of $1.5 billion or less at the time of purchase. We focus primarily on companies we believe are emerging leaders in their respective industries. The companies in which we invest offer products, processes or services that we believe enhance their prospects for future earnings or revenue growth. Using fundamental research, we look for stocks with dominant positions in major product lines, sustained records of achievement and strong balance sheets. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those companies with earnings or revenues that are expected to grow faster than the overall market), value-oriented stocks (those that appear underpriced according to a number of financial measurements) and stocks that exhibit both growth and value
characteristics.   We typically sell a stock when the

                                                                  The  Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

What other factors influenced the portfolio's performance?

Volatile market conditions prevailed throughout the year. The first quarter of the year was characterized by strong economic growth and rising corporate profits. Technology stocks rose sharply in this environment, while most other industry sectors lagged far behind. In the second half of the year, the stock market began to discount the effects of the Federal Reserve Board' s interest-rate tightenings. As economic growth rates showed signs of slowing, investors focused on companies exhibiting financial stability and profitability, which were selling at reasonable valuations. Technology stocks declined, and market strength shifted toward more traditional, value-oriented sectors.

The portfolio took advantage of these conditions on several fronts. We scored our most notable successes in health care, one of the best performing areas of the Russell 2000 Index during the period. The portfolio benefited from exceptionally strong stock selections among innovative drug companies such as CIMA; outpatient and home health care providers such as DaVita and Apria Healthcare Group; and biotech companies such as Cell Therapeutics. In all, our health care holdings returned approximately 221% compared to 46% for the Russell 2000 Index. We capitalized on strength in the financial sector, earning strong returns from investments in reinsurance companies, such as Everest Re Group and RenaissanceRe Holdings, and regional banks, such as Southwest Bancorporation of Texas and Cullen/Frost Bankers. We also outperformed the Russell 2000 Index in utilities, with investments in natural gas pipelines and gatherers such as Kinder Morgan and Western Gas Resources.

Of course, not all of our investments performed as well as the stocks mentioned above. However, the portfolio succeeded in roughly equaling or outperforming the Russell 2000 Index in every industry group except the consumer sector, where our broadcasting stocks suffered from falling advertising revenues. Other consumer stocks in the portfolio suffered from company-specific problems.


What is the portfolio's current strategy?

As of the end of period, we have reduced our holdings in the consumer sector in light of weakening consumer spending. We have also cut back on utility and financial stocks, which have reached price levels that reflect their fundamentals. We hold relatively large positions in health care and energy, where we see continued opportunities for earnings growth, and in transports and materials and processing, where we believe industry fundamentals are likely to benefit from strength in the global economy and the possibility of declining energy prices.

We believe the events of the past 12 months illustrate the value of our blended growth and value investment approach in challenging and rapidly changing investment environments. During a year in which growth strongly outperformed value for several months and value strongly outperformed growth during other months, we succeeded in adding to the portfolio's performance through both investment styles. As a result, we delivered strongly positive returns, while our benchmark finished the period in negative territory. We continue to adhere to our blended growth and value investment strategy in seeking to outperform the Russell 2000 Index.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of a $10,000 investment in Dreyfus Investment Portfolios, Emerging Leaders Portfolio Initial shares and the Russell 2000 Inde
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00



                                                                              Inception                              From

                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                     12/15/99            31.70%            39.28%



((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, EMERGING LEADERS PORTFOLIO ON 12/15/99 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000



COMMON STOCKS--96.7%                                                                             Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.0%

Schein (Henry)                                                                                    3,500  (a)             121,187

CONSUMER NON-DURABLES--4.6%

Constellation Brands, Cl. A                                                                       1,700  (a)              99,875

Cott                                                                                             11,900  (a)              90,738

Dean Foods                                                                                        2,600                   79,788

                                                                                                                         270,401

CONSUMER SERVICES--4.8%

Emmis Communications, Cl. A                                                                       3,300  (a)              94,669

Entercom Communications                                                                           2,600  (a)              89,538

Scholastic                                                                                        1,100  (a)              97,488

                                                                                                                         281,695

ELECTRONIC TECHNOLOGY--14.3%

Aeroflex                                                                                          3,200  (a)              92,250

Catapult Communications                                                                           6,000  (a)             100,500

DDi                                                                                               3,200  (a)              87,200

DONCASTERS, A.D.S.                                                                                4,300  (a)              86,000

Exar                                                                                              2,400  (a)              74,362

Harris                                                                                            3,000                   91,875

Loral Space & Communications                                                                     27,000  (a)              86,062

Plexus                                                                                            2,600  (a)              79,016

Robotic Vision Systems                                                                           20,600  (a)              56,650

TranSwitch                                                                                        2,300  (a)              89,988

                                                                                                                         843,903

ENERGY MINERALS--6.7%

Arch Coal                                                                                         6,500                   91,812

Cabot Oil & Gas, Cl. A                                                                            2,900                   90,444

Meridian Resource                                                                                12,000  (a)             103,500

Unit                                                                                              5,700  (a)             107,944

                                                                                                                         393,700

FINANCE--19.2%

AmeriCredit                                                                                       3,700  (a)             100,825

Annuity and Life Re Holdings                                                                      3,200                  102,200

Bank United, Cl. A                                                                                1,400                   95,463

Brown & Brown                                                                                     2,500                   87,500

Commerce Bancorp                                                                                  1,300                   88,888

Cullen/Frost Bankers                                                                              2,200                   91,988

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Everest Re Group                                                                                  1,500                  107,438

First Midwest Bancorp                                                                             3,200                   92,000

Gallagher (Arthur J.)                                                                             1,300                   82,713

Horace Mann Educators                                                                             5,000                  106,875

RenaissanceRe Holdings                                                                            1,000                   78,313

Southwest Bancorporation of Texas                                                                 2,300  (a)              98,753

                                                                                                                       1,132,956

HEALTH SERVICES--5.7%

Bergen Brunswig, Cl. A                                                                            6,000                   94,980

Beverly Enterprises                                                                              15,000  (a)             122,812

DaVita                                                                                            7,000  (a)             119,875

                                                                                                                         337,667

HEALTH TECHNOLOGY--4.7%

CIMA Labs                                                                                         1,400  (a)              91,088

Invitrogen                                                                                        1,100  (a)              95,012

SICOR                                                                                             6,300  (a)              90,956

                                                                                                                         277,056

INDUSTRIAL SERVICES--4.4%

Carbo Ceramics                                                                                    2,500                   93,594

Jacobs Engineering Group                                                                          1,800  (a)              83,137

Marine Drilling                                                                                   3,100  (a)              82,925

                                                                                                                         259,656

NON-ENERGY MINERALS--1.5%

Meridian Gold                                                                                    12,700  (a)              87,312

PROCESS INDUSTRIES--7.9%

Crown Cork & Seal                                                                                16,000                  119,000

Fuller (H.B.)                                                                                     2,100                   82,852

Ivex Packaging                                                                                    8,300  (a)              90,781

Longview Fibre                                                                                    6,000                   81,000

Olin                                                                                              4,300                   95,137

                                                                                                                         468,770

PRODUCER MANUFACTURING--1.5%

SPS Technologies                                                                                  1,600  (a)              87,700

RETAIL TRADE--2.8%

Casey's General Stores                                                                            5,300                   79,169

Neiman Marcus Group, Cl. A                                                                        2,500  (a)              88,906

                                                                                                                         168,075


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES--8.5%

Apria Healthcare Group                                                                            4,500  (a)             133,875

AremisSoft                                                                                        2,000  (a)              85,375

National Data                                                                                     2,400                   87,900

Netegrity   1,300                                                                                   (a)                   70,688

RightCHOICE Managed Care, Cl. A                                                                   3,500  (a)             121,844

                                                                                                                         499,682

TRANSPORTATION--4.6%

AirTran Holdings                                                                                 12,900  (a)              93,525

Atlantic Coast Airlines Holdings                                                                  2,100  (a)              85,837

Forward Air                                                                                       2,500  (a)              93,281

                                                                                                                         272,643

UTILITIES--3.5%

Cleco                                                                                             1,800                   98,550

Western Gas Resources                                                                             3,200                  107,800

                                                                                                                         206,350

TOTAL COMMON STOCKS

   (cost $4,591,603)                                                                                                   5,708,753
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--10.0%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   5.87%, 3/8/2001                                                                              318,000                  314,744

   5.41%, 3/22/2001                                                                             131,000                  129,372

   5.11%, 3/29/2001                                                                             147,000                  144,990

TOTAL SHORT-TERM INVESTMENTS

   (cost $589,191)                                                                                                       589,106
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,180,794)                                                              106.7%                6,297,859

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (6.7%)                (395,090)

NET ASSETS                                                                                       100.0%                5,902,769

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  5,180,794    6,297,859

Receivable for investment securities sold                                94,189

Dividends receivable                                                      1,722

Prepaid expenses                                                             22

                                                                      6,393,792
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             5,030

Cash overdraft due to Custodian                                          15,377

Payable for investment securities purchased                             449,798

Accrued expenses                                                         20,818

                                                                        491,023
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,902,769
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,025,343

Accumulated net realized gain (loss) on investments                    (239,639)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             1,117,065
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        5,902,769

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                          5,902,269           500

Shares Outstanding                                        346,210        29.326
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               17.05         17.05

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                          17,091

Interest                                                                13,936

TOTAL INCOME                                                            31,027

EXPENSES:

Investment advisory fee--Note 3(a)                                      30,529

Auditing fees                                                           20,013

Prospectus and shareholders' reports                                    10,579

Custodian fees--Note 3(b)                                                5,627

Legal fees                                                               5,456

Registration fees                                                          756

Shareholder servicing costs--Note 3(b)                                     213

Trustees' fees and expenses--Note 3(c)                                     132

Miscellaneous                                                            1,249

TOTAL EXPENSES                                                          74,554

Less--reduction in investment advisory fee due to undertaking--Note 3(a)
                                                                      (23,673)

NET EXPENSES                                                            50,881

INVESTMENT (LOSS)                                                     (19,854)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                               (24,957)

Net unrealized appreciation (depreciation) on investments              964,346

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 939,389

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   919,535

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                 -------------------------------

                                                  2000(a)              1999(b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (19,854)                  922

Net realized gain (loss) on investments          (24,957)               (3,811)

Net unrealized appreciation (depreciation)
   on investments                                964,346               152,719

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     919,535               149,830
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                      (960)                   --

Net realized gain on investments:

Initial shares                                  (190,979)                   --

TOTAL DIVIDENDS                                 (191,939)                   --
-------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  4,189,282            2,000,000

Service shares                                        500

Dividends reinvested:

Initial shares                                    191,939                   --

Cost of shares redeemed:

Initial shares                                (1,356,378)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            3,025,343             2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS        3,752,939             2,149,830
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,149,830                   --

END OF PERIOD                                   5,902,769            2,149,830

Undistributed investment income--net                   --                  922
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       258,367              160,000

Shares issued for dividends reinvested             12,391                   --

Shares redeemed                                  (84,548)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     186,210              160,000
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            29                   --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

(B)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31,1999.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                            INITIAL SHARES            SERVICE SHARES
                                                                        -----------------------------------------------

                                                                                                        Period Ended

                                                                         Year Ended December 31,         December 31,
                                                                        -----------------------------------------------

                                                                        2000             1999(a)              2000(b)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   13.44             12.50                17.05

Investment Operations:

Investment income (loss)--net                                           (.09)(c)           .01                  --

Net realized and unrealized gain (loss)
   on investments                                                       4.30               .93                  --

Total from Investment Operations                                        4.21               .94

Distributions:

Dividends from investment income--net                                   (.01)               --                  --

Dividends from net realized gain
   on investments                                                       (.59)               --                  --

Total Distributions                                                     (.60)               --                  --

Net asset value, end of period                                         17.05             13.44                17.05
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       31.70              7.52(d)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.50               .07(d)               --

Ratio of net investment income (loss) to
   average net assets                                                   (.59)              .04(d)               --

Decrease reflected in above expense ratios
   due to undertaking by
   The Dreyfus Corporation                                               .70              1.25(d)               --

Portfolio Turnover Rate                                               234.94              1.79(d)            234.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  5,902             2,150                    1

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2000.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Portfolio



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including Emerging Leaders Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 100,506 Initial shares and all of the outstanding Service shares of the portfolio.


The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $465 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 2000, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $19,892 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the line of credit.


NOTE 3-Investment Advisory Fee and Other Transactions  with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 2000 through December 31, 2000 to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, (exclusive of certain expenses as described above), exceed an annual rate of 1.50% of the value of the average daily net assets of their class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $23,673 during the period ended December 31, 2000.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $19 pursuant to the transfer agency agreement.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $5,627 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $10,432,731 and $7,726,987, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $1,117,065, consisting of $1,222,544 gross unrealized appreciation and $105,479 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).



REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Emerging Leaders Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Emerging Leaders Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended, and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Emerging Leaders Portfolio at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001

                                                                   The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates 8.66% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.


                                                           For More Information

                        Dreyfus Investment Portfolios, Emerging Leaders
                        Portfolio

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  192AR0012




Dreyfus

Investment Portfolios, Emerging Markets Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            20   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                     Emerging Markets Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Emerging Markets Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period.

The international stock markets, as measured by the MSCI EAFE Index, declined more than 14% in 2000. Most other major domestic and international stock market indices declined as well. The reasons for the disappointing year varied, including disappointing economic growth and the adverse effects of the value of the U.S. dollar on currency exchange rates for U.S. investors.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

D. Kirk Henry, Portfolio Manager

How did Dreyfus Investment Portfolios, Emerging Markets Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus Investment Portfolios, Emerging Markets Portfolio produced a total return of -31.81%.(1) This compares with the -30.61% total return provided by the portfolio's benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index, for the same period.(2)

We attribute the portfolio' s performance to a stock market environment characterized by high levels of volatility within emerging market countries. In fact, the portfolio suffered declines from most of its investments -- including those in Asia, Latin America and Eastern Europe. On the positive side, however, our holdings in several large oil exporting companies in Mexico and Russia helped modestly offset losses incurred in other areas of the portfolio.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth by investing primarily in the stocks of companies organized, or with a majority of their assets or business, in emerging market countries. Normally, the portfolio will not invest more than 25% of its total assets in the securities of companies in any single emerging market country.

Effective January 1, 2001, the portfolio employs a value-oriented investment approach. Previously, the portfolio had been managed using a growth-oriented approach. Accordingly, the performance information relating to the reporting period is the result of the portfolio's growth-oriented approach.

In selecting stocks under the value-oriented approach, we look to identify potential investments through extensive quantitative and fundamen The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

tal research. This approach emphasizes individual stock selection rather than economic or industry trends and focuses on three key factors:

*VALUE -- how a stock is valued relative to its intrinsic worth based on traditional value measures;

*BUSINESS HEALTH -- overall efficiency and profitability as measured by return on assets and return on equity; and

*BUSINESS MOMENTUM -- the presence of a catalyst that potentially will trigger a price increase near- or mid-term.

What other factors influenced the portfolio's performance?

Early in the reporting period, the emerging markets experienced high levels of volatility, primarily in response to rising interest rates in the United States. Soon afterward, technology and telecommunications stocks quickly began to fall out of favor. Because these types of stocks comprise a large portion of both the portfolio and the Index, our performance suffered during this time period. For example, several of the portfolio's technology holdings in Taiwan, Korea and, to a lesser degree, telecom companies in Argentina, suffered steep declines. In response, we trimmed our exposure to these areas and held smaller weightings than the MSCI EMF Index throughout the rest of the year. However, in most cases any exposure to these areas would have hindered our returns, so even our lighter weighting held back our performance.

Most of the portfolio' s stocks in Latin America also disappointed during the reporting period, with the exception of oil companies in Mexico, which benefited from rising oil prices throughout the calendar year. While rising oil prices helped Mexico, they had an adverse effect on our holdings in Brazil, chiefly because of the country's heavy reliance on oil imports. One exception in Brazil would be our holdings in Caemi, an iron and ore producer and the largest holding in the portfolio. The stock increased 70% during the calendar year, making it the single largest contributor to the portfolio's performance.


While Asia and Latin America generally reported poor performance for the portfolio, our Eastern European stocks registered fairly strong returns, led primarily by oil companies in Russia, the world's largest exporter of oil. In Israel, our holdings in Teva Pharmaceutical Industries also contributed positively to our returns, while stocks in Greece posted flat performance.

What is the portfolio's current strategy?

We continue to maintain our diversification strategy, spreading the portfolio's investments across numerous countries and industry groups in seeking investment opportunities for our shareholders. The portfolio employs a value-oriented approach to stock selection, focusing on further diversification of the portfolio typically to approximately 100 securities in 20-25 emerging markets.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF NET DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF GROSS DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of a $10,000 investment in Dreyfus Investment Portfolios, Emerging Markets Portfolio Initial shares and the Morgan Stanley Capital International Emerging Markets Free Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                     12/15/99           (31.81)%          (24.59)%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, EMERGING MARKETS PORTFOLIO ON 12/15/99 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000



COMMON STOCKS--84.3%                                                                             Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--2.2%

Telecom Argentina STET--France Telecom, ADR                                                       3,000                   47,063

BRAZIL--10.7%

Brasil Telecom Participacoes, ADR                                                                   400                   23,600

Companhia Paranaense de Energia--Copel , ADR                                                      5,000                   42,188

Companhia Vale do Rio Doce, ADR                                                                   1,000                   24,625

Gerdau, ADR                                                                                       2,700                   22,950

Tele Norte Leste Participacoes, ADR                                                               2,000                   45,625

Uniao de Bancos Brasileiros, GDR                                                                  2,500                   73,594

                                                                                                                         232,582

CHILE--5.0%

Compania de Telecomunicaciones de Chile, ADR                                                      5,000  (a)              65,938

Empresa Nacional de Electricidad, ADR                                                             4,000  (a)              43,500

                                                                                                                         109,438

CHINA--4.0%

Huaneng Power International, ADR                                                                  3,000                   56,625

Sinopac Shanghai Petrochemical, ADR                                                               3,200                   30,800

                                                                                                                          87,425

CZECH REPUBLIC--1.4%

Ceske Radiokomunikace, GDR                                                                          500  (a)              16,875

Cesky Telecom, GDR                                                                                1,000  (a)              13,700

                                                                                                                          30,575

GREECE--2.9%

Hellenic Bottling                                                                                 1,000                   16,215

Hellenic Telecommunications Organization                                                          1,000                   14,946

National Bank of Greece                                                                             630                   24,153

STET Hellas Telecommunications, ADR                                                                 800  (a)               8,400

                                                                                                                          63,714

HONG KONG--4.5%

Cheung Kong                                                                                       3,000                   38,367

HSBC                                                                                              4,074                   60,329

                                                                                                                          98,696

HUNGARY--1.3%

MOL Magyar Olaj-es Gazipari, GDR                                                                    750                   12,488

Magyar Tavkozlesi, ADR                                                                              775                   15,839

                                                                                                                          28,327

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INDIA--6.0%

India Fund                                                                                        3,000  (a)              36,375

Infosys Technologies, ADR                                                                           500                   46,125

Videsh Sanchar Nigam, ADR                                                                         3,750                   46,875

                                                                                                                         129,375

ISRAEL--6.0%

Bank Hapoalim                                                                                     3,350                    9,718

Bank Leumi Le-Israel                                                                              5,000                   11,586

Bezeq Israeli Telecommunication                                                                   4,000                   21,467

Teva Pharmaceutical Industries, ADR                                                               1,200                   87,900

                                                                                                                         130,671

MEXICO--11.7%

Alfa                                                                                              6,000                    8,207

Corporacion Interamericana de Entretenimiento, Cl. B                                              6,500  (a)              26,606

Fomento Economico Mexicano, ADR                                                                   2,000  (a)              59,750

Grupo Financiero BBVA Bancomer, ADR                                                               3,000  (a)              32,906

Panamerican Beverages, Cl. A                                                                      3,000                   42,563

Telefonos de Mexico, Cl. L, ADR                                                                     900                   40,613

Tubos de Acero de Mexico, ADR                                                                     3,000                   42,900

                                                                                                                         253,545

RUSSIA--2.3%

AO Tatneft, ADR                                                                                   2,000                   14,125

OAO Lukoil, ADR                                                                                     750                   27,281

Surgutneftegaz, ADR                                                                                 750                    7,688

                                                                                                                          49,094

SINGAPORE--3.6%

Chartered Semiconductor Manufacturing, ADR                                                        1,500  (a)              39,562

DBS                                                                                               3,500                   39,561

                                                                                                                          79,123

SOUTH AFRICA--3.2%

Anglovaal Industries                                                                             20,000                   21,047

Anglovaal Mining                                                                                  2,000  (a)               6,058

DataTec                                                                                           1,100  (a)               5,215

Profurn                                                                                          38,017                   13,970

Sappi                                                                                             3,200                   22,802

                                                                                                                          69,092


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA--10.3%

H&CB, ADR                                                                                         2,405  (a)              27,065

Kookmin Bank, GDR                                                                                 3,000  (b)              37,575

Korea Electric Power, ADR                                                                         2,000                   20,500

Korea Telecom, ADR                                                                                2,000                   62,000

LG Chemical, GDR                                                                                    800  (b)               7,220

SK Telecom, ADR                                                                                   2,000                   47,125

Samsung Electronics, GDR                                                                            300  (b)              21,450

                                                                                                                         222,935

TAIWAN--7.8%

China Steel, GDR                                                                                  2,040                   24,225

Evergreen Marine, GDR                                                                             1,620  (a)              12,312

Hon Hai Precision Industry, GDR                                                                   2,600                   30,876

Siliconware Precision Industries, ADR                                                            10,500  (a)              28,612

United Microelectronics, ADR                                                                      6,000  (a)              49,500

Winbond Electronics, GDR                                                                          2,439  (a)              22,865

                                                                                                                         168,390

UNITED KINGDOM--1.4%

Dimension Data                                                                                    4,500  (a)              30,386

TOTAL COMMON STOCKS

   (cost $2,269,716)                                                                                                   1,830,431
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--4.9%
-----------------------------------------------------------------------------------------------------------------------------------

BRAZIL;

Caemi Mineracao e Metalurgica

   (cost $135,107)                                                                                  910                  107,333
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,404,823)                                                               89.2%                1,937,764

CASH AND RECEIVABLES (NET)                                                                        10.8%                  234,569

NET ASSETS                                                                                       100.0%                2,172,333

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000,  THESE SECURITIES  AMOUNTED TO $66,245 OR  APPROXIMATELY  3.0% OF NET
     ASSETS.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,404,823    1,937,764

Cash                                                                    234,899

Receivable for investment securities sold                                14,192

Dividends receivable                                                      3,561

Prepaid expenses                                                          1,988

                                                                      2,192,404
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                               147

Accrued expenses                                                         19,924

                                                                         20,071
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,172,333
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,814,384

Accumulated net realized gain (loss) on investments

   and foreign currency transactions                                   (174,997)

Accumulated net unrealized appreciation (depreciation)

   on investments and foreign currency transactions--Note 4            (467,054)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,172,333

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                          2,171,833            500

Shares Outstanding                                        235,408         54.171
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                9.23          9.23

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,985 foreign taxes withheld at source)         46,465

Interest                                                                 4,312

TOTAL INCOME                                                            50,777

EXPENSES:

Investment advisory fee--Note 3(a)                                      26,868

Auditing fees                                                           18,754

Prospectus and shareholders' reports                                    12,519

Custodian fees                                                          12,014

Legal fees                                                               5,326

Shareholder servicing costs--Note 3(b)                                     210

Registration fees                                                          206

Trustees' fees and expenses--Note 3(c)                                      74

Miscellaneous                                                            6,989

TOTAL EXPENSES                                                          82,960

Less--expense reimbursement from The Dreyfus Corporation
   due to undertaking--Note 3(a)                                       (39,972)

NET EXPENSES                                                            42,988

INVESTMENT INCOME--NET                                                   7,789
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments
   and foreign currency transactions                                  (174,972)

Net unrealized appreciation (depreciation) on investments

   and foreign currency transactions                                  (642,641)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (817,613)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (809,824)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------

                                                  2000(a)              1999(b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                              7,789                3,777

Net realized gain (loss) on investments         (174,972)                1,895

Net unrealized appreciation (depreciation)
   on investments                               (642,641)              175,587

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (809,824)              181,259
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                   (13,002)                 --

Net realized gain on investments:

Initial shares                                    (1,920)                 --

TOTAL DIVIDENDS                                  (14,922)                 --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  2,060,851            2,000,000

Service shares                                        500                 --

Dividends reinvested:

Initial shares                                     14,922                 --

Cost of shares redeemed:

Initial shares                                (1,260,453)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              815,820             2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS           (8,926)            2,181,259
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,181,259                 --

END OF PERIOD                                   2,172,333            2,181,259

Undistributed investment income--net                 --                  3,777
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       194,080              160,000

Shares issued for dividends reinvested              1,429                  --

Shares redeemed                                 (120,101)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      75,408              160,000
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            54                  --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

(B)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                           INITIAL SHARES           SERVICE SHARES
                                                                       -----------------------------------------------

                                                                                                      Period Ended

                                                                       Year Ended December 31,         December 31,
                                                                       -----------------------------------------------

                                                                        2000         1999(a)                2000(b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   13.63          12.50                  9.23

Investment Operations:

Investment income--net                                                   .04(c)         .02                    --

Net realized and unrealized

   gain (loss) on investments                                          (4.37)          1.11                    --

Total from Investment Operations                                       (4.33)          1.13                    --

Distributions:

Dividends from investment income--net                                   (.06)            --                    --

Dividends from net realized gain
   on investments                                                       (.01)            --                    --

Total Distributions                                                     (.07)            --                    --

Net asset value, end of period                                          9.23          13.63                  9.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      (31.81)          9.04(d)                 --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 2.00            .09(d)                 --

Ratio of net investment income

   to average net assets                                                 .36            .18(d)                 --

Decrease reflected in above expense ratios

   due to undertaking by
   The Dreyfus Corporation                                              1.86           1.51(d)                 --

Portfolio Turnover Rate                                               123.49            .43(d)             123.49
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  2,172          2,181                     1

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Portfolio



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Emerging Markets Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio' s shares which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 161,123 Initial shares and all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $4,300 for the period ended December 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $61,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, the carryover expires in fiscal 2008.

During the period ended December 31, 2000, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $1,436 and decreased paid-in capital by that same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the portfolio's average daily net assets. Dreyfus has agreed, until December 31, 2001, to waive receipt of its fee and/or assume the expenses of the portfolio so that the expenses of neither class, (exclusive of certain expenses as described above) exceed an annual rate of 2% of the value of the average daily net assets of their class. The expense reimbursement, pursuant to the undertaking, amounted to $39,972 during the period ended December 31, 2000.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $25 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $3,210,299 and $2,561,362, respectively.

At December 31, 2000, accumulated net unrealized depreciation on investments was $467,059, consisting of $73,503 gross unrealized appreciation and $540,562 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Emerging Markets Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Emerging Markets Portfolio at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001



                                                           For More Information

                        Dreyfus Investment Portfolios,

                        Emerging Markets Portfolio

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  191AR0012




Dreyfus

Investment Portfolios,

European Equity

Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            21   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                      European Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, European Equity Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Joanna Bowen of Newton Capital Management Limited, the portfolio's sub-investment adviser.

The international stock markets, as measured by the MSCI EAFE Index, declined more than 14% in 2000. Most other major domestic and international stock market indices declined as well. The reasons for the disappointing year varied, including disappointing economic growth and the adverse effects of the value of the U.S. dollar on currency exchange rates for U.S. investors.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

Joanna Bowen, Portfolio Manager Newton Capital Management Limited, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, European Equity Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio achieved a total return of -2.00%.(1) In contrast, the Financial Times Eurotop 300 Index, which serves as the portfolio's benchmark, returned -7.72% in U.S. dollar terms for the same period.(2)

The portfolio' s performance was primarily affected by the euro's decline relative to the U.S. dollar, which adversely affected our returns until late in 2000, when the euro began to strengthen. However, those declines were offset by our timely shift away from European technology stocks when those stocks began to decline early in the year.

What is the portfolio's investment approach?

The portfolio seeks to outperform the European stock market in U.S. dollar terms by investing primarily in the 300 largest European companies. We identify investment themes, such as the impact of new technologies, aging populations, and the communications revolution, and invest in companies that we believe are best positioned to benefit from these trends. Within markets and sectors, we seek attractively priced companies that possess a sustainable competitive advantage. In addition, we attempt to identify and forecast key economic variables, such as gross domestic product, inflation and interest rates.

What other factors influenced the portfolio's performance?

The main factor that adversely influenced our performance during the reporting period was the euro' s weakness relative to the U.S. dollar. The euro, which began the year at about $1.02, fell as low as 82 cents but rallied at year-end to reach 94 cents. To illustrate this point, despite the rally, a U.S. investor who bought a portfolio of European

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

stocks on January 1, 2000 would have lost about 8% in dollar terms for the year -- even if those European stocks remained at the same price, in euro terms. The primary reason for the euro's decline versus the dollar is that the U.S. economy had been growing more rapidly and attracting more investment capital from around the world. However, the euro' s rebound in late 2000 in part reflects an increasing parity between U.S. and European economic growth rates.

To be sure, Europe and the U.S. markets are linked in many ways beyond currency. For example, central banks in Europe are always mindful of the U.S. Federal Reserve Board' s activities, specifically the raising of short-term interest rates at the beginning of the reporting period. In addition, the run-up and sell-off in technology and telecommunications stocks took place simultaneously on both continents.

After trimming our exposure to both of those areas, we used the proceeds to increase our investments in sectors with less volatile earnings, such as the pharmaceutical industry, where the fund benefited from an overweighted position compared to the benchmark. One of the best- performing stocks in this area was Altana, a German drug company that has carved out a strong market niche in the U.S. The portfolio bought this stock at a very favorable price during a time early in 2000 when pharmaceutical stocks were out of favor.

Another area that has performed well for the portfolio is insurance, where we added Irish Life & Permanent, the market leader in life, pensions and investment products in Ireland with a 20% market share. The long-term savings market is set to grow strongly, primarily driven by economic growth, demographic forces and pension reform.

By and large, the portfolio's best-performing stocks were "defensive," meaning that historically, they rarely spike upward in a market boom but don't go down much in a market downturn. An example includes Ahold, a Dutch food retailer with more than 3,600 stores that recently purchased a highly profitable food distribution business in the U.S. with higher growth potential.


"Cyclical" stocks also began to improve toward the end of 2000 as interest rates fell and investors began to see a resurgence in U.S. economic growth. Here, the portfolio' s best returns stemmed from U.K.-based Imperial Chemical Industries, Bodycote International, a U.K. engineering company and Pechiney SA, a French aluminum manufacturer.

What is the portfolio's current strategy?

Despite the negative market sentiment, we continue to buy stocks that we believe represent good long-term investments for the portfolio. Recently that has
included   investing   in   such  out-of-favor  industries  as  advertising  and
telecommunications, while lightening up on industries that are beginning to appear expensive, such as pharmaceuticals.

In today' s difficult global stock market environment, we believe that European stock markets are well paced because the consumer and corporate sectors are not as indebted as they are in the U.S. Furthermore, we are confident that an improving euro, relative to the dollar, will help boost the portfolio's results in the near term.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG, L.P. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE FINANCIAL TIMES EUROTOP 300 INDEX (FTSE) IS A MARKET-CAPITALIZATION INDEX OF EUROPE'S 300 LARGEST COMPANIES

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, European Equity Portfolio Initial shares and the Financial Times Eurotop 300 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      4/30/99            (2.00)%           15.08%



((+))  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, EUROPEAN EQUITY PORTFOLIO ON 4/30/99 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE FINANCIAL TIMES EUROTOP 300 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE FINANCIAL TIMES EUROTOP 300 INDEX MEASURES THE PERFORMANCE OF EUROPE'S LARGEST 300 COMPANIES BY MARKET CAPITALIZATION.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000



COMMON STOCKS--99.3%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRIA--1.5%

Erste Bank der oesterreichischen Sparkassen                                                      10,200                  460,224

BELGIUM--.8%

Interbrew                                                                                         7,000  (a)             244,250

Interbrew--VVPR Strips                                                                            7,000  (a)                  66

                                                                                                                         244,316

CZECH REPUBLIC--1.5%

Cesky Telecom                                                                                    33,700  (a)             457,675

FINLAND--1.5%

Nokia                                                                                            10,400                  464,360

FRANCE--15.6%

Axa                                                                                               4,280                  619,573

Business Objects                                                                                  2,350  (a)             138,725

Elior                                                                                            48,200                  614,376

Lafarge                                                                                           5,900                  495,258

Pechiney                                                                                         10,800                  494,301

Publicis                                                                                          8,800                  297,710

Rexel                                                                                             6,400                  541,440

Total Fina Elf                                                                                    8,100                1,206,058

Vivendi Environnement                                                                             8,800                  384,648

                                                                                                                       4,792,089

GERMANY--7.6%

AMB Aachener & Muenchener Beteiligungs                                                            5,700                  519,726

Altana                                                                                            3,100                  489,844

Fielmann                                                                                         10,700                  450,598

Gehe                                                                                             11,800                  451,999

Roesch Medizintechnik                                                                             3,000                  149,460

Techem                                                                                            8,900                  274,405

                                                                                                                       2,336,032

IRELAND--2.1%

Irish Life & Permanent                                                                           51,600                  640,253

ITALY--2.3%

Parmalat Finanziaria                                                                            109,000                  176,743

Telecom Italia                                                                                   47,700                  528,192

                                                                                                                         704,935

NETHERLANDS--13.1%

Be Semiconductor Industries                                                                      35,600  (a)             351,372

Ing Groep                                                                                         8,800                  703,782

                                                                                                                   The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

Koninklijke Ahold                                                                                19,200                  620,129

Koninklijke (Royal) Philips Electronics                                                          17,100                  627,208

PinkRoccade                                                                                       5,800  (a)             316,216

Seagull Holding                                                                                  17,200  (a)             316,084

Unit 4                                                                                            4,400  (a)             179,709

VNU                                                                                              12,700                  624,954

Wegener                                                                                          22,600                  291,043

                                                                                                                       4,030,497

PORTUGAL--2.3%

Portugal Telecom                                                                                 40,390                  369,795

Telecel-Comunicacoes Pessoais                                                                    30,500  (a)             332,572

                                                                                                                         702,367

SPAIN--9.6%

Altadis                                                                                          31,800                  493,218

Aumar-Autopistas del Mare Nostrum                                                                36,000                  584,755

Banco Santander Central Hispano                                                                  68,300                  731,903

Grupo Dragados                                                                                   46,200                  503,765

Telefonica                                                                                       37,400  (a)             618,746

                                                                                                                       2,932,387

SWEDEN--5.6%

Gambro, Cl. A                                                                                    64,300                  466,633

Skandia Forsakrings                                                                              25,600                  416,315

Telefonaktiebolaget LM Ericsson                                                                  73,900                  841,641

                                                                                                                       1,724,589

SWITZERLAND--3.9%

Roche Holding                                                                                        56                  571,881

UBS                                                                                               3,740                  611,882

                                                                                                                       1,183,763

UNITED KINGDOM--31.9%

Bank of Scotland                                                                                 48,330                  505,762

Bodycote International                                                                          117,000                  450,949

British Telecommunications                                                                       56,800                  485,362

CGNU                                                                                             44,600                  720,914

COLT Telecom Group                                                                                3,900  (a)              83,897

GlaxoSmithKline                                                                                  34,220                  966,214

Imperial Chemical Industries                                                                     41,000                  338,099

Liberty International                                                                            20,277                  147,294


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Northern Rock                                                                                    63,400                  409,161

Pearson                                                                                          15,162                  360,143

Prudential                                                                                       38,700                  622,656

Reuters Group                                                                                    20,400                  345,288

Shell Transport & Trading                                                                       182,400                1,495,956

Smith (David S) Holdings                                                                        140,000                  353,457

Stagecoach Holdings                                                                             131,600                  129,754

Standard Chartered                                                                               58,100                  837,143

Taylor Nelson Sofres                                                                             91,200                  339,247

Vodafone AirTouch                                                                               330,000                1,210,283

                                                                                                                       9,801,579
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $28,998,905)                                                               99.3%              30,475,066

CASH AND RECEIVABLES (NET)                                                                           .7%                 213,997

NET ASSETS                                                                                        100.0%              30,689,063

(A)  NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.
                                                                                                                       The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                              Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  28,998,905  30,475,066

Cash                                                                    908,117

Cash denominated in foreign currencies                      259,330     265,984

Receivable for investment securities sold                               129,682

Receivable for shares of Beneficial Interest subscribed                  46,388

Dividends receivable                                                     44,260

Net unrealized appreciation on forward currency exchange
  contracts--Note 4(a)                                                      975

Prepaid expenses                                                             58

Due from The Dreyfus Corporation and affiliates                           2,215

                                                                     31,872,745
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for shares of Beneficial Interest redeemed                      670,272

Payable for investment securities purchased                             482,973

Accrued expenses                                                         30,437

                                                                      1,183,682
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       30,689,063
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      30,877,124

Accumulated undistributed investment income--net                         59,074

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                  (1,725,719)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions--Note 4(b)         1,478,584
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       30,689,063

NET ASSET VALUE PER SHARE

                                                   Initial Shares       Service
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         30,688,563          500

Shares Outstanding                                      2,048,973        33.38
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               14.98        14.98

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $41,173 foreign taxes withheld at source)       306,808

Interest                                                                73,305

TOTAL INCOME                                                           380,113

EXPENSES:

Investment advisory fee--Note 3(a)                                     201,252

Custodian fees                                                          60,966

Auditing fees                                                           21,379

Prospectus and shareholders' reports                                    17,775

Registration fees                                                        6,345

Legal fees                                                               2,525

Shareholder servicing costs--Note 3(b)                                     643

Trustees' fees and expenses--Note 3(c)                                     507

Loan commitment fees--Note 2                                                66

Miscellaneous                                                            9,619

TOTAL EXPENSES                                                         321,077

Less--reduction in management fee due to
  undertakings--Note 3(a)                                              (65,652)

NET EXPENSES                                                           255,425

INVESTMENT INCOME--NET                                                 124,688
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (1,031,430)

Net realized gain (loss) on forward currency exchange contracts        (95,545)

Net realized gain (loss) on financial futures                         (233,386)

NET REALIZED GAIN (LOSS)                                            (1,360,361)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    833,543

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                (526,818)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (402,130)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                --------------------------------

                                                  2000(a)              1999(b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            124,688             8,471

Net realized gain (loss) on investments        (1,360,361)          516,578

Net unrealized appreciation (depreciation)
   on investments                                 833,543           645,041

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (402,130)        1,170,090
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (66,235)          (13,354)

Net realized gain on investments:

Initial shares                                   (813,709)          (62,723)

TOTAL DIVIDENDS                                  (879,944)          (76,077)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                109,246,347         6,149,601

Service shares                                        500                --

Dividends reinvested:

Initial shares                                    879,944            76,077

Cost of shares redeemed:

Initial shares                                (84,747,748)         (727,597)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            25,379,043         5,498,081

TOTAL INCREASE (DECREASE) IN NET ASSETS        24,096,969         6,592,094
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             6,592,094                --

END OF PERIOD                                  30,689,063         6,592,094

Undistributed investment income--net               59,074               621
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     6,963,909           456,730

Shares issued for dividends reinvested             56,000             4,827

Shares redeemed                                (5,383,878)          (48,615)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,636,031           412,942
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            33                --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

(B)  FROM APRIL 30, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                            INITIAL SHARES                 SERVICE SHARES
                                                                       -----------------------------------------------------

                                                                                                             Period Ended

                                                                         Year Ended December 31,              December 31,
                                                                        ----------------------------------------------------

                                                                        2000              1999(a)                    2000(b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   15.96              12.50                      14.98

Investment Operations:

Investment income--net                                                   .10(c)             .04(c)                      --

Net realized and unrealized

   gain (loss) on investments                                           (.37)              3.61                         --

Total from Investment Operations                                        (.27)              3.65                         --

Distributions:

Dividends from investment income--net                                   (.03)              (.03)                        --

Dividends from net realized gain
   on investments                                                       (.68)              (.16)                        --

Total Distributions                                                     (.71)              (.19)                        --

Net asset value, end of period                                         14.98              15.96                      14.98
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       (2.00)             29.20(d)                      --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.27               1.01(d)                       --

Ratio of net investment income
   to average net assets                                                 .62                .32(d)                       --

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                               .33               2.38(d)                       --

Portfolio Turnover Rate                                               144.74              99.89(d)                  144.74
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 30,689              6,592                          1

(A) FROM APRIL 30, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Portfolio




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the European Equity Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton"), an affiliate of Dreyfus, serves as the portfolio' s sub-investment adviser. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio' s shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


As of December 31, 2000, MBC Investments Corp., an indirect subsiduary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $72,432 during the period ended December 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 2000 through February 29, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of 1.50% of the value of the portfolio's average daily net assets, and thereafter, through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the portfolio's average daily net assets. Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class (exclusive of certain expenses as described above) exceed an annual rate of 1.25% of the value of the average daily net assets of their classes. The reduction in investment advisory fee, pursuant to the undertakings, amounted to $65,652 during the period ended December 31, 2000.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $154 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended December 31, 2000, amounted to $51,319,460 and $26,866,801, respectively.

The portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at December 31, 2000:


                                                               Foreign
                                                               Currency                                         Unrealized
Forward Currency Exchange Contracts                            Amounts        Cost ($)         Value ($)      Appreciation ($)
------------------------------------------------------------------------------------------------------------------------------------
PURCHASES:

British Pounds, expiring 1/4/2001                              28,301          42,197           42,279               82

Swedish Krona, expiring 1/2/2001                              455,522          47,839           48,260               421

Swiss Francs, expiring 1/3/2001                                64,761          39,585           40,057               472

    TOTAL                                                                                                            975




                                                                                                                       The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the portfolio to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day' s trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the portfolio recognizes a realized gain or loss. These investments require initial margin deposits with a custodian or broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 2000, there were no financial futures contracts outstanding.

(b) At December 31, 2000, accumulated net unrealized appreciation on investments and forward currency exchange contracts was $1,477,136, consisting of $2,734,549 gross unrealized appreciation and $1,257,413 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, European Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, European Equity Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, European Equity Portfolio at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001

                                                                   The Portfolio


                                                           For More Information

                        Dreyfus

                        Investment Portfolios,

                        European Equity Portfolio

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Sub-Investment Adviser

                        Newton Capital Management Limited

                        71 Queen Victoria Street

                        London, EC4V 4DR

                        England

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  181AR0012





Dreyfus

Investment Portfolios,

Founders Discovery

Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                   Founders Discovery Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We present this annual report for Dreyfus Investment Portfolios, Founders Discovery Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Robert Ammann, CFA.

The small-cap segment of the stock market, as measured by the Russell 2000 Index, declined more than 3% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

Robert Ammann, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Discovery Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus Investment Portfolios, Founders Discovery Portfolio produced a total return of -13.02%.(1) This compares with the -3.02% total return provided by the Russell 2000 Index, the portfolio's benchmark, for the same period.(2)

We attribute the portfolio's negative performance to a stock market environment that favored the value style of investing over the growth style throughout most of the reporting period. Because the portfolio primarily emphasizes small-cap growth stocks, many of its holdings suffered declines, particularly during the second half of the reporting period. In addition, the portfolio's limited exposure to the health care and financial sectors, two areas that performed well during the reporting period, served to lower the portfolio's overall return.

What is the portfolio's investment approach?

The portfolio invests primarily in equity securities of small and relatively unknown U.S.-based companies that we believe possess high growth potential. Typically, these companies are not listed on national securities exchanges, but instead trade on the over-the-counter market. The portfolio may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the portfolio will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting stock market trends, we focus on a "bottom-up" approach, in which stocks are chosen according to their own individual merits. Stock selection is made on a company-by-company basis,

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

with particular emphasis on companies that we believe are well managed and well positioned within their industries.

What other factors influenced the portfolio's performance?

Volatile market conditions adversely affected the prices of equity securities throughout 2000. During the first few months of the reporting period, technology stocks rose sharply while most other industry sectors lagged far behind. In March, however, stronger than expected economic growth and rising interest rates generated investor concerns about inflationary pressures, causing previously high-flying technology stocks to plunge to more realistic valuations. Later in the period, as the economy showed signs of slowing, investors focused on more reasonably priced companies with strong track records of financial stability and profitability. In this environment, technology stocks continued to decline, while market strength shifted to traditionally value-oriented industry groups

Within the technology sector, the portfolio's returns were held back by its holdings in two Internet service companies: The Management Network Group (TMNG), a consulting service to the global telecommunications industry; and Braun Consulting, a personnel and labor relations consulting firm. In addition, two of the portfolio' s holdings in PC direct marketing companies, Insight Enterprises and CDW Computer Centers, detracted from the portfolio's performance. However, not all of the portfolio' s technology stocks performed disappointingly. For example, the portfolio' s holdings in Manugistics Group, a supply chain management software company, performed very well and helped boost the portfolio's overall returns.

The portfolio also benefited from several holdings in the health care sector. Among the portfolio's best-performing health care stocks were those within what we describe as the "pharmaceutical outsourcing" theme, which included health care services company Albany Molecular Research. In addition, the portfolio's holdings in Patterson Dental, a distributor of dental supplies and equipment, benefited its performance.

The portfolio's results were hindered by many of its holdings within the retail sector, especially during the second half of the reporting period.

Examples include Linens n' Things, a company that sells housewares and home accessories, Michaels Stores, the specialty arts and crafts retailer, and Rent Way, a rent-to-own furniture and appliance company.

What is the portfolio's current strategy?

We are maintaining our bottom-up strategy of selecting stocks one at a time based on their individual merits. Accordingly, we have recently added the stocks of several hospital companies to the portfolio because we believe they have strong growth potential. In addition, we have added some new technology holdings as prices of several stocks in this area have come down to levels that we believe make them attractive, even in a slowing economic environment.

We also currently believe that selected electric utility companies may have growth potential. In addition, we are currently attempting to identify other investment opportunities that fall within what we describe as the portfolio's " new power technology" theme, by seeking companies offering alternative energy sources, including solar energy cells and fuel cells that distribute power to industrial applications.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. THE RETURN FIGURE PROVIDED REFLECTS THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of a $10,000 investment in Dreyfus Investment Portfolios, Founders Discovery Portfolio Initial shares and the Russell 2000 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                     12/15/99           (13.02)%           (3.19)%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS DISCOVERY PORTFOLIO ON 12/15/99 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000



COMMON STOCKS--88.8%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AGRICULTURE--.5%

Eden Bioscience                                                                                   2,080                   62,270

BIOTECHNOLOGY--5.3%

Alexion Pharmaceuticals                                                                           1,010  (a)              65,587

CIMA Labs                                                                                         2,660  (a)             173,066

Cell Therapeutics                                                                                 1,400  (a)              63,087

Cephalon                                                                                          3,820  (a)             241,854

Myriad Genetics                                                                                   1,150  (a)              95,163

PRAECIS Pharmaceuticals                                                                           3,490                  102,082

                                                                                                                         740,839

BUSINESS SERVICES--13.1%

Braun Consulting                                                                                  6,391  (a)              23,567

CDW Computer Centers                                                                              3,202  (a)              89,256

Corporate Executive Board                                                                         5,116  (a)             203,441

Dycom Industries                                                                                  6,470  (a)             232,516

Insight Enterprises                                                                              13,658  (a)             244,990

Lexent                                                                                            5,140                   88,022

Management Network Group                                                                          5,139  (a)              61,026

MasTec                                                                                            8,820  (a)             176,400

Quanta Services                                                                                   9,723  (a)             312,959

TeleTech Holdings                                                                                 7,440  (a)             136,710

WebTrends                                                                                         6,340  (a)             183,464

Wireless Facilities                                                                               2,190  (a)              79,387

                                                                                                                       1,831,738

COMPUTER PERIPHERALS--.4%

Novatel Wireless                                                                                  3,950                   48,881

COMPUTER SOFTWARE/SERVICES--7.0%

Documentum                                                                                        3,240  (a)             160,987

Keynote Systems                                                                                   8,560  (a)             121,445

Macrovision                                                                                       4,056  (a)             300,207

Manugistics Group                                                                                 3,170  (a)             180,690

Mercury Interactive                                                                               1,155  (a)             104,239

Saba Software                                                                                     2,540                   40,005

Secure Computing                                                                                  7,471  (a)              73,776

                                                                                                                         981,349

CONSUMER SERVICES--2.1%

Education Management                                                                              4,200  (a)             150,150

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

Hotel Reservations Network, Cl. A                                                                 5,130                  145,564

                                                                                                                         295,714

DISTRIBUTION--1.3%

Patterson Dental                                                                                  2,672  (a)              90,514

Performance Food Group                                                                            1,810  (a)              92,791

                                                                                                                         183,305

ELECTRONICS--2.6%

Ixia                                                                                              2,240                   51,240

Methode Electronics, Cl. A                                                                        4,532                  103,953

Optimal Robotics                                                                                  3,432  (a)             115,187

Titan                                                                                             5,800  (a)              94,250

                                                                                                                         364,630

HEALTHCARE SERVICES--6.0%

Accredo Health                                                                                    3,538  (a)             177,563

Albany Molecular Research                                                                         5,348  (a)             329,571

Discovery Partners International                                                                  6,820                   82,692

Professional Detailing                                                                            2,310  (a)             244,319

                                                                                                                         834,145

HOSPITAL MANAGEMENT--2.3%

Community Health Systems                                                                          3,350                  117,250

LifePoint Hospitals                                                                               2,540  (a)             127,317

Province Healthcare                                                                               1,760  (a)              69,300

                                                                                                                         313,867

LEISURE TIME--.8%

Garmin                                                                                            5,670                  111,982

MANUFACTURING--7.1%

Adept Technology                                                                                  1,680  (a)              24,360

American Superconductor                                                                           2,166  (a)              61,866

AstroPower                                                                                        2,024  (a)              63,503

Capstone Turbine                                                                                  1,050                   29,400

GSI Lumonics                                                                                     10,530  (a)              84,240

Insituform Technologies, Cl. A                                                                    1,905  (a)              75,962

Proton Energy Systems                                                                             2,690                   28,245

Shaw Group                                                                                        9,940  (a)             497,000

TTM Technologies                                                                                  5,930                   84,132

Valence Technology                                                                                4,880  (a)              45,445

                                                                                                                         994,153


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MEDICAL SUPPLIES & EQUIPMENT--3.1%

Cytyc                                                                                             4,890  (a)             305,931

Zoll Medical                                                                                      3,562  (a)             124,893

                                                                                                                         430,824

OIL & GAS--.4%

Syntroleum                                                                                        3,290  (a)              55,930

OIL SERVICES--8.2%

Cal Dive International                                                                            8,400  (a)             223,650

Core Laboratories                                                                                 8,958  (a)             244,665

Helmerich & Payne                                                                                 2,235                   98,061

National-Oilwell                                                                                  6,884  (a)             266,325

Veritas DGC                                                                                       9,626  (a)             310,920

                                                                                                                       1,143,621

PHARMACEUTICALS--.6%

Celgene                                                                                           1,399  (a)              45,467

Regeneron Pharmaceuticals                                                                         1,271  (a)              44,823

                                                                                                                          90,290

PHOTOGRAPHY & IMAGING--1.0%

Concord Camera                                                                                    8,704  (a)             143,616

PUBLISHING & BROADCASTING--.1%

Entravision Communications, Cl. A                                                                   710                   13,046

RESTAURANTS--3.8%

CBRL Group                                                                                        5,830                  106,033

CEC Entertainment                                                                                 8,580  (a)             292,793

Ruby Tuesday                                                                                      8,400                  128,100

                                                                                                                         526,926

RETAIL--5.5%

Cost Plus                                                                                         2,630  (a)              77,256

Linens'n Things                                                                                   4,660  (a)             128,732

Men's Wearhouse                                                                                   4,211  (a)             114,750

Rent-A-Center                                                                                     7,300  (a)             251,850

Tweeter Home Entertainment Group                                                                  4,278  (a)              52,138

Ultimate Electronics                                                                              6,428  (a)             141,014

                                                                                                                         765,740

SEMICONDUCTORS & EQUIPMENT--6.2%

AXT                                                                                               7,331  (a)             242,381

Brooks Automation                                                                                 4,579  (a)             128,498

Cree                                                                                              5,214  (a)             185,260

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS & EQUIPMENT (CONTINUED)

EMCORE                                                                                            4,644  (a)             218,268

Optical Communication Products                                                                      460                    5,175

Therma-Wave                                                                                       5,708                   79,912

                                                                                                                         859,494

TELECOMMUNICATION EQUIPMENT--9.4%

DMC Stratex Networks                                                                             21,152  (a)             317,280

Harris                                                                                           10,926                  334,609

REMEC                                                                                            12,548  (a)             120,775

SonicWALL                                                                                        12,390  (a)             201,337

Tekelec                                                                                           2,764  (a)              82,920

ViaSat                                                                                            3,632  (a)              47,670

Vyyo                                                                                              2,550                   15,619

WJ Communications                                                                                 4,440                   63,270

WatchGuard Technologies                                                                           4,200  (a)             132,825

                                                                                                                       1,316,305

TELECOMMUNICATION SERVICES--.9%

Aether Systems                                                                                      910  (a)              35,604

Spectrasite Holdings                                                                              7,230  (a)              95,798

                                                                                                                         131,402

TRANSPORTATION--1.1%

C.H. Robinson Worldwide                                                                           4,908                  154,295

TOTAL COMMON STOCKS

   (cost $13,464,906)                                                                                                 12,394,362
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--15.6%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY NOTES;

Federal Home Loan Mortgage Corporation,

  5.10%, 1/2/2001

   (cost $2,174,692)                                                                          2,175,000                2,174,692
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $15,639,598)                                                             104.4%               14,569,054

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.4%)                (608,370)

NET ASSETS                                                                                       100.0%               13,960,684

(A) NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                               Cost      Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  15,639,598  14,569,054

Cash                                                                    119,072

Receivable for investment securities sold                                91,328

Dividends receivable                                                      3,135

Receivable for shares of Beneficial Interest subscribed                     500

Prepaid expenses                                                             22

                                                                     14,783,111
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            19,213

Payable for investment securities purchased                             780,370

Accrued expenses                                                         22,844

                                                                        822,427
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,960,684
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      17,087,272

Accumulated net realized gain (loss) on investments                  (2,056,044

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                            (1,070,544
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,960,684

NET ASSET VALUE PER SHARE

                                                   Initial Shares      Service
Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         13,960,184          500

Shares Outstanding                                      1,159,941       41.528
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               12.04        12.04

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                56,523

Cash dividends                                                           2,870

TOTAL INCOME                                                            59,393

EXPENSES:

Investment advisory fee--Note 3(a)                                      66,148

Custodian fees--Note 3(b)                                               29,339

Auditing fees                                                           20,466

Prospectus and shareholders' reports                                    15,364

Legal fees                                                               5,723

Registration fees                                                        3,783

Trustees' fees and expenses--Note 3(c)                                     265

Shareholder servicing costs--Note 3(b)                                     180

Loan commitment fees--Note 2                                                33

Miscellaneous                                                              612

TOTAL EXPENSES                                                         141,913

Less--reduction in investment advisory fee due to undertaking--Note 3(a)
                                                                       (38,291)

NET EXPENSES                                                           103,622

INVESTMENT (LOSS)                                                      (44,229)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (2,053,587)

Net unrealized appreciation (depreciation) on investments           (1,286,267)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (3,339,854)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (3,384,083)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                 -------------------------------

                                                  2000(a)              1999(b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (44,229)                1,214

Net realized gain (loss) on investments       (2,053,587)                5,863

Net unrealized appreciation (depreciation)
   on investments                             (1,286,267)              215,723

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (3,384,083)              222,800
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (1,280)                   --

Net realized gain on investments:

Initial shares                                    (8,320)                   --

TOTAL DIVIDENDS                                   (9,600)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 17,975,727            2,000,000

Service shares                                        500                   --

Dividends reinvested:

Initial shares                                      9,600                   --

Cost of shares redeemed:

Initial shares                                (2,854,260)                   --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           15,131,567             2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS       11,737,884             2,222,800
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,222,800                   --

END OF PERIOD                                  13,960,684            2,222,800

Undistributed investment income--net                   --                1,214
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     1,230,488             160,000

Shares issued for dividends reinvested                554                  --

Shares redeemed                                  (231,101)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     999,941             160,000
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            42                  --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

(B)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                             INITIAL SHARES                 SERVICE SHARES
                                                                      ------------------------------------------------------

                                                                                                              Period Ended

                                                                          Year Ended December 31,              December 31,
                                                                       ------------------------------------------------------

                                                                        2000                1999(a)                 2000(b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   13.89               12.50                   12.04

Investment Operations:

Investment income (loss)--net                                           (.08)(c)             .01                      --

Net realized and unrealized gain (loss)
   on investments                                                      (1.71)               1.38                      --

Total from Investment Operations                                       (1.79)               1.39

Distributions:

Dividends from investment income--net                                   (.01)                  --                     --

Dividends from net realized gain
   on investments                                                       (.05)                  --                     --

Total Distributions                                                     (.06)                  --                     --

Net asset value, end of period                                         12.04               13.89                   12.04
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      (13.02)              11.12(d)                   --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.41                 .07(d)                   --

Ratio of net investment income (loss)
   to average net assets                                                (.60)                .06(d)                   --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                               .52                1.45(d)                   --

Portfolio Turnover Rate                                               123.96                7.49(d)               123.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 13,960               2,223                      1

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Discovery Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90% owned subsidiary of
Mellon. Effective March 22, 2000, Dreyfus Service Corporation (the " Distributor" ) a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio' s shares, which are sold without a sales charge. Prior to March
22,   2000,   Premier   Mutual   Fund   Services,  Inc.  was  the  distributor.

On October 30, 2000, the Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

that series' operations, expenses which are applicable to all series are allocated among them on a pro rata basis.

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $5,489 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $1,025,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

During the period ended December 31, 2000, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $44,295 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of 1.50% of the value of the portfolio's average daily net assets. Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or asssume the expenses of the portfolio so that the expenses of neither class (exclusive of certain expenses as described above) exceed 1.50% of the value of the average daily net assets of their class.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $38,291 during the period ended December 31, 2000.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $19 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000,
the   portfolio   was  charged  $29,339  pursuant  to  the  custody  agreement.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $21,779,600 and $8,229,594, respectively.

At December 31, 2000, accumulated net unrealized depreciation on investments was
$1,070,544,   consisting   of   $1,454,224  gross  unrealized  appreciation  and
$2,524,768 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Founders Discovery Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Discovery Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Discovery Portfolio at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001

                                                                   The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates .615% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.


NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios, Founders Discovery Portfolio

                          200 Park Avenue

                          New York, NY 10166

                        Investment Adviser

                          The Dreyfus Corporation

                          200 Park Avenue

                          New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC

                        Founders Financial Center

                          2930 East Third Avenue

                          Denver, CO 80206

                        Custodian

                          Mellon Bank, N.A.

                          One Mellon Bank Center

                          Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                          Dreyfus Transfer, Inc.

                          P.O. Box 9671

                          Providence, RI 02940

                        Distributor

                          Dreyfus Service Corporation

                          200 Park Avenue

                          New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  193AR0012




Dreyfus

Investment Portfolios,

Founders Growth Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                      Founders Growth Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Founders Growth Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio managers, Scott Chapman, CFA and Thomas Arrington, CFA.

After five consecutive years of double-digit gains, the U.S. stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index, declined more than 9% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

Scott Chapman, CFA and Thomas Arrington, CFA, Portfolio Managers Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Growth Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus Investment Portfolio, Founders Growth Portfolio produced a total return of -25.40%.(1) In comparison, the Standard & Poor' s 500/ BARRA Growth Index (the "Index"), the portfolio's benchmark, produced a total return of -22.08% for the same period.(2)

Aggressive growth companies sold off sharply during 2000, which significantly hurt the performance of both the portfolio and the Index. However, relative to the Index, the portfolio generally contained a higher proportion of technology and telecommunications stocks, which were among the worst performers in the growth category. That emphasis on technology and telecommunication stocks caused the portfolio to underperform the Index during the reporting period.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-managed growth companies whose performance is not entirely dependent upon the fortunes of the economy. Utilizing a bottom-up approach, we focus on individual stock selection rather than on forecasting stock market trends. We look for high quality, proven companies with an established track record of sustained earnings growth in excess of industry averages. The companies we select must have a sustainable competitive advantage, such as a dominant brand name, a high barrier to entry from competition and/or large untapped market opportunities. Rather than having a short-term focus on next quarter' s profits, we look at a company for its long-term potential and its earning power over the next three to five years.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

At the beginning of 2000, growth stocks produced strong results, led primarily by the strong performance of technology stocks. Such performance continued the trend established in 1999 when the Nasdaq index rose 86% for the calendar year. However, in March 2000 investor sentiment took a pessimistic turn as the Federal Reserve Board (the "Fed" ) assumed a more aggressive stance toward raising interest rates in an attempt to slow the economy. Concerned that soaring energy prices would lead to inflation, the Fed completed a campaign to raise short-term interest rates from 4.75% in June 1999 to 6.50% in May 2000. By the end of the third quarter, a shift away from high-priced growth stocks took place, as these companies generally reported disappointing profits. Investors tended to flee from the stocks of Internet and other technology-related companies that could not demonstrate a path to profitability. In 2000, the Nasdaq index fell 39%, experiencing its worst year ever.

When technology stocks falter, growth investors often turn to health care, an area that produced very strong returns for the portfolio during the reporting period. Several developments helped boost health care stocks during the period. For example, scientists from the National Institutes of Health and private industry announced that they had deciphered the genetic code for human life, a discovery that should make it possible for companies to create more effective drugs to treat diseases. Second, the Congressional debate over the expansion of Medicare to cover prescription drugs -- viewed as a negative for the industry --
lost   steam  as  the  national  elections  came  to  a  close.  As  a  result,
pharmaceutical   stocks   such  as  Merck  & Co.  and  Pfizer  performed  well,
particularly since these companies reported excellent profits amidst a gloomy general economic forecast.

Other sectors also produced positive results for the portfolio during the reporting period, including the financial services and retailing areas. There, the portfolio's holdings in Kohl's Department Stores, an approximately 300-unit chain offering mid-priced no-frills merchandise, produced strong gains amidst welcome news of strong year-end holiday sales. In addition, Citigroup, a financial conglomerate with interests in banking, brokerage services and insurance, contributed positively to the portfolio's performance.

One of the portfolio's best performing stocks during the reporting period was Tyco International, a company that is a collection of businesses as diverse as fire security, electronics and medical products.

What is the portfolio's current strategy?

The portfolio emphasizes stocks of large-capitalization growth companies that have a demonstrated track record of sustainable earnings growth along with what we believe are considerable competitive advantages.

Although we tend to focus on a three- to five-year time horizon when valuing companies, the reality is that in the short term, investors' fears of higher interest rates often result in volatile price movements. Yet most of the companies in the portfolio have continued to meet or exceed Wall Street analysts' expectations for earnings. In the final analysis, we believe that the key factor that drives stock performance for the long term is profitability, not short-term market sentiments.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD AND POOR'S 500/BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500 INDEX") THAT HAVE HIGH PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of a $10,000 investment in Dreyfus Investment Portfolios, Founders Growth Portfolio Initial shares and the Standard & Poor's 500/BARRA Growth Index.
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      9/30/98           (25.40)%           13.04%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS GROWTH PORTFOLIO ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD AND POOR'S 500/BARRA GROWTH INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD AND POOR'S 500/BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX THAT HAVE HIGH PRICE-TO-BOOK RATIOS.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000



COMMON STOCKS--90.7%                                                                             Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BANKING--6.6%

Bank of New York                                                                                  1,582                   87,307

Citigroup                                                                                        10,448                  533,501

Fifth Third Bancorp                                                                               4,740                  283,215

FleetBoston Financial                                                                             8,242                  309,590

Washington Mutual                                                                                 6,490                  344,375

Wells Fargo                                                                                       5,687                  316,695

                                                                                                                       1,874,683

BUSINESS SERVICES--.8%

Amdocs                                                                                            1,152  (a)              76,320

Omnicom Group                                                                                     1,764                  146,192

                                                                                                                         222,512

BIOTECHNOLOGY--2.5%

Amgen                                                                                             5,930  (a)             379,149

Genentech                                                                                         1,300  (a)             105,950

Gilead Sciences                                                                                     345  (a)              28,613

Human Genome Sciences                                                                             1,498  (a)             103,830

Millennium Pharmaceuticals                                                                        1,571  (a)              97,206

                                                                                                                         714,748

COMPUTER EQUIPMENT--8.7%

Cisco Systems                                                                                    30,019  (a)           1,148,227

EMC                                                                                              10,080  (a)             670,320

Network Appliance                                                                                 4,367  (a)             280,512

Palm                                                                                              1,724  (a)              48,811

Sun Microsystems                                                                                 12,075  (a)             336,591

                                                                                                                       2,484,461

COMPUTER SOFTWARE/SERVICES--7.7%

Business Objects, ADR                                                                             1,012  (a)              57,305

Checkpoint Software Technologies                                                                  2,885  (a)             385,327

Concord EFS                                                                                       1,471  (a)              64,632

Inktomi                                                                                           3,084  (a)              55,127

Mercury Interactive                                                                               1,401  (a)             126,440

Microsoft                                                                                         5,914  (a)             256,520

Oracle                                                                                           30,766  (a)             894,137

Rational Software                                                                                   667  (a)              25,971

Redback Networks                                                                                    949  (a)              38,909

Siebel Systems                                                                                    1,033  (a)              69,857

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES (CONTINUED)

Veritas Software                                                                                  2,509  (a)             219,537

                                                                                                                       2,193,762

CONSUMER PRODUCTS--.6%

Gillette                                                                                          4,950                  178,819

CONSUMER SERVICES--.8%

DeVry                                                                                             5,970  (a)             225,367

DIVERSIFIED--2.0%

Berkshire Hathaway, Cl. B                                                                            69  (a)             162,425

Corning                                                                                           7,897                  417,060

                                                                                                                         579,485

ELECTRONICS--4.8%

Applera--Applied Bioystems Group                                                                  1,260                  118,519

General Electric                                                                                 18,359                  880,085

Sanmina                                                                                           1,133  (a)              86,815

Solectron                                                                                         8,913  (a)             302,151

                                                                                                                       1,387,570

FINANCIAL SERVICES--3.1%

American Express                                                                                  2,589                  142,233

Fannie Mae                                                                                        6,865                  595,539

Merrill Lynch                                                                                     1,214                   82,780

Schwab (Charles)                                                                                  2,136                   60,609

                                                                                                                         881,161

FOOD & BEVERAGE--2.2%

Coca-Cola                                                                                         6,958                  424,003

PepsiCo                                                                                           3,943                  195,425

                                                                                                                         619,428

INSURANCE--1.4%

Allstate                                                                                          3,890                  169,458

American International Group                                                                      2,243                  221,076

                                                                                                                         390,534

LEISURE & ENTERTAINMENT--.6%

Harley-Davidson                                                                                   1,639                   65,150

Viacom, Cl. B                                                                                     2,202  (a)             102,944

                                                                                                                         168,094

MANUFACTURING--3.6%

Danaher                                                                                             952                   65,093


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MANUFACTURING (CONTINUED)

Tyco International                                                                               17,211                  955,211

                                                                                                                       1,020,304

MEDICAL SUPPLIES & EQUIPMENT--2.3%

Baxter International                                                                              6,363                  561,932

Medtronic                                                                                         1,641                   99,075

                                                                                                                         661,007

OIL & GAS--1.8%

Anadarko Petroleum                                                                                1,573                  111,809

Coastal                                                                                           3,015                  266,262

Enron                                                                                             1,830                  152,119

                                                                                                                         530,190

OIL SERVICES--2.2%

Schlumberger                                                                                      6,616                  528,866

Smith International                                                                               1,255  (a)              93,576

                                                                                                                         622,442

PHARMACEUTICALS--13.5%

Abbott Laboratories                                                                               4,222                  204,503

American Home Products                                                                            4,575                  290,741

Bristol-Myers Squibb                                                                              7,648                  565,474

Merck & Co.                                                                                      11,199                1,048,506

Pfizer                                                                                           27,367                1,258,882

Pharmacia                                                                                         7,696                  469,456

Vertex Pharmaceuticals                                                                              353  (a)              25,240

                                                                                                                       3,862,802

PUBLISHING & BROADCASTING--3.7%

AT&T--Liberty Media Group, Cl. A                                                                 10,826  (a)             146,828

Comcast, Cl. A                                                                                    1,925  (a)              80,369

General Motors, Cl. H                                                                             3,500  (a)              80,500

Time Warner                                                                                      14,665                  766,100

                                                                                                                       1,073,797

RESTAURANTS--.6%

McDonald's                                                                                        5,297                  180,098

RETAIL--4.4%

Home Depot                                                                                       13,774                  629,300

Kohl's                                                                                            3,265  (a)             199,165

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Wal-Mart Stores                                                                                   8,450                  448,906

                                                                                                                       1,277,371

SEMICONDUCTORS & EQUIPMENT--6.3%

Analog Devices                                                                                    4,853  (a)             248,413

Broadcom, Cl. A                                                                                   1,761  (a)             148,805

GlobeSpan                                                                                           894  (a)              24,585

Intel                                                                                             9,563                  289,281

JDS Uniphase                                                                                      5,306  (a)             221,194

SDL                                                                                                 886  (a)             131,294

Texas Instruments                                                                                11,075                  524,678

Vitesse Semiconductor                                                                             3,919  (a)             216,770

                                                                                                                       1,805,020

TELECOMMUNICATION SERVICES--1.3%

Juniper Networks                                                                                  1,142  (a)             143,963

Level 3 Communications                                                                            1,642  (a)              53,877

NEXTEL Communications, Cl. A                                                                      3,607  (a)              89,273

VoiceStream Wireless                                                                                767  (a)              77,179

                                                                                                                         364,292

TELECOMMUNICATION EQUIPMENT--7.7%

ADC Telecommunications                                                                            4,185  (a)              75,853

CIENA                                                                                             1,999  (a)             162,669

Comverse Technology                                                                               4,105  (a)             445,906

Motorola                                                                                          8,073                  163,478

Nokia, ADS                                                                                       11,112                  483,372

Nortel Networks                                                                                  10,534                  337,746

QUALCOMM                                                                                          1,833  (a)             150,650

TyCom                                                                                            16,556  (a)             370,441

                                                                                                                       2,190,115

UTILITIES--1.5%

AES                                                                                               1,484  (a)              82,177

Calpine                                                                                           3,764  (a)             169,615

Dynegy, Cl. A                                                                                     3,053                  171,159

                                                                                                                         422,951

TOTAL COMMON STOCKS

   (cost $26,955,843)                                                                                                 25,931,013


                                                                                             Principal
SHORT-TERM INVESTMENTS--10.0%                                                                Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

Electronic Data Systems, 6.50%, 1/2/2001                                                      1,430,000                1,429,741

Home Depot, 6.50%, 1/2/2001                                                                   1,440,000                1,439,740

   (cost $2,869,481)                                                                                                   2,869,481
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $29,825,324)                                                             100.7%               28,800,494

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.7%)                (217,568)

NET ASSETS                                                                                       100.0%              28,582,926

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  29,825,324  28,800,494

Cash                                                                    225,423

Dividends receivable                                                     21,995

Prepaid expenses                                                          1,458

                                                                     29,049,370
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            23,186

Payable for investment securities purchased                             419,500

Accrued expenses                                                         23,758

                                                                        466,444
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       28,582,926
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      34,910,959

Accumulated undistributed investment income--net                         21,916

Accumulated net realized gain (loss) on investments                  (5,325,119)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                             (1,024,830)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       28,582,926

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         28,582,676           250

Shares Outstanding                                      1,940,413        16.972
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               14.73         14.73

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               149,014

Cash dividends (net of $255 foreign taxes withheld at source)           61,172

TOTAL INCOME                                                           210,186

EXPENSES:

Investment advisory fee--Note 3(a)                                     145,465

Custodian fees--Note 3(b)                                               21,634

Professional fees                                                       21,591

Prospectus and shareholders' reports                                    13,123

Registration fees                                                        7,357

Shareholder servicing costs--Note 3(b)                                     393

Loan commitment fees--Note 2                                               108

Miscellaneous                                                              369

TOTAL EXPENSES                                                         210,040

Less--reduction in investment advisory fee
   due to undertaking--Note 3(a)                                      (21,770)

NET EXPENSES                                                           188,270

INVESTMENT INCOME--NET                                                  21,916
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (5,268,122)

Net unrealized appreciation (depreciation) on investments          (2,998,632)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (8,266,754)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (8,244,838)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                               ---------------------------------

                                                  2000(a)                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                      21,916               (4,575)

Net realized gain (loss) on investments        (5,268,122)              96,574

Net unrealized appreciation (depreciation)
   on investments                              (2,998,632)           1,692,462

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (8,244,838)           1,784,461
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                       --                 (1,120)

Net realized gain on investments:

Initial shares                                   (86,561)             (323,640)

TOTAL DIVIDENDS                                  (86,561)             (324,760)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 34,634,389            4,177,592

Service shares                                       250                  --

Dividends reinvested:

Initial shares                                     86,561              324,760

Cost of shares redeemed:

Initial shares                                 (5,291,644)          (1,020,907)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            29,429,556            3,481,445

TOTAL INCREASE (DECREASE) IN NET ASSETS        21,098,157            4,941,146
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             7,484,769            2,543,623

END OF PERIOD                                  28,582,926            7,484,769

Undistributed investment income--net               21,916                --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     1,841,798              252,994

Shares issued for dividends reinvested              4,166               19,754

Shares redeemed                                  (282,279)             (56,020)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,563,685              216,728
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            17                  --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                    INITIAL SHARES         SERVICE SHARES
                                                                       -------------------------------------------------------------

                                                                                                             Period Ended

                                                                               Year Ended December 31,        December 31,
                                                                       -------------------------------------------------------------

                                                                       2000          1999          1998(a)         2000(b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                  19.87         15.90         12.50           14.73

Investment Operations:

Investment income (loss)--net                                           .02(c)       (.02)(c)       .01             --

Net realized and unrealized
   gain (loss) on investments                                         (5.03)         5.79          3.39             --

Total from Investment Operations                                      (5.01)         5.77          3.40             --

Distributions:

Dividends from investment income--net                                   --           (.01)           --             --

Dividends from net realized gain
   on investments                                                      (.13)        (1.79)           --             --

Total Distributions                                                    (.13)        (1.80)           --             --

Net asset value, end of period                                        14.73         19.87         15.90           14.73
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     (25.40)        39.01         27.20(d)          --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .97          1.00           .25(d)          --

Ratio of net investment income (loss)
   to average net assets                                                .11          (.11)          .05(d)          --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              .11          1.33           .31(d)          --

Portfolio Turnover Rate                                              171.96        115.08         75.65(d)       171.96
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                28,583          7,485         2,544           --(e)

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN $1,000.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Founders Growth Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of
Mellon. Effective March 22, 2000, Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, whre the asked price is used for valustion purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $5,954 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $1,609,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of 1% of the value of the portfolio' s average daily net assets. Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class (exclusive of certain expenses as described above) exceed 1% of the value of the average daily net assets of their class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $21,770 during the period ended December 31, 2000.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million  . . . . . . . . . . . . . . . .      .25 of 1%

          In excess of $100 million to $1 billion. . . . . .      .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .10 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $27 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $21,634 pursuant to the custody agreement.


(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $56,673,187 and $29,954,861, respectively.

At December 31, 2000, accumulated net unrealized depreciation on investments was
$1,024,830,   consisting   of   $1,839,172  gross  unrealized  appreciation  and
$2,864,002    gross    unrealized    depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Growth Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Growth Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $.0120 per share as a long-term capital gain distribution of the $.1320 per share paid on March 30, 2000.

The portfolio also designates 14.59% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.

                                                                   The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios, Founders Growth Portfolio

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Sub-Investment Adviser

                        Founders Asset Management LLC

                        Founders Financial Center

                        2930 East Third Avenue

                        Denver, CO 80206

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  176AR0012




Dreyfus

Investment Portfolios,

Founders International Equity Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                        Founders International Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas A. Loeffler, CFA, of Founders Asset Management LLC, the portfolio's sub-investment adviser.

The international stock markets, as measured by the MSCI EAFE Index, declined more than 14% in 2000. Most other major domestic and international stock market indices declined as well. The reasons for the disappointing year varied, including disappointing economic growth and the adverse effects of the value of the U.S. dollar on currency exchange rates for U.S. investors.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio produced a total return of -17.41%.(1) This compares with a -13.37% total return produced by the portfolio' s benchmark, the Morgan Stanley Capital International (MSCI) World ex U.S. Index, for the same period.(2)

We attribute the portfolio' s underperformance to a difficult stock market environment during much of the period, particularly for the growth-oriented stocks in which the portfolio invests.

What is the portfolio's investment approach?

The portfolio focuses on individual stock selection. We do not attempt to predict interest rates or market movements, nor do we have country allocation models or targets. Rather, we choose investments on a company-by-company basis, searching to find what we believe are well-managed, well-positioned companies, wherever they may be.

Starting with roughly 1,000 of the largest companies outside the United States, we perform rigorous stock-by-stock analyses. Our goal is to identify companies that we believe have achieved and can sustain growth through a strong brand name, growing market share, high barriers to entry or untapped market opportunities. In our view, these factors are marks of companies whose growth, in both revenues and earnings, should exceed that of global industry peers as well as that of its local market.

Currently, the portfolio holds approximately 60-80 stocks, broadly invested across countries and industries, representing what we believe to be the best growth ideas from around the world. We generally sell a stock when its growth forecast is reduced, its valuation target is reached or when we decide to reduce its specific market weighting.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

When the reporting period began, the portfolio benefited from a strong global demand for growth stocks, the types of stocks in which the portfolio invests. From mid-March through year-end, however, the portfolio was negatively affected by a global retreat from those same types of stocks. While earnings held relatively steady, investors grew increasingly concerned about the potential effect that a global slowdown coupled with higher interest rates might have on stock prices. Weakness was particularly evident in the technology and telecommunications sectors, in which the portfolio had made a significant commitment.

In Japan, a continuing recession and an oversupply of stocks put downward pressure on prices. European markets were weak as well, despite relatively strong underlying economic activity. Towards the end of the reporting period, higher energy prices had dampened consumer confidence and business spending plans, further weakening the performance of both Japanese and European growth stocks.

In addition, while European currencies staged a sharp rally in December, the strength of the U.S. dollar over much of the reporting period had a negative effect on portfolio performance. That's because a strong dollar erodes the value of international investments for U.S. residents. For example, if a stock were to rise 10% in euro terms, but the euro were to fall by 20% against the dollar, the investor would actually face a loss in dollar terms. That is precisely the scenario that took place over the reporting period.

What is the portfolio's current strategy?

As growth stock prices declined, we selectively reduced exposure to certain sectors and increased investments in sectors that we believed represented attractive investment opportunities. Specifically, we trimmed our exposure to the telecommunications and technology areas, particularly in companies that manufacture telecommunications equipment and semiconductors. On the other hand, we increased our exposure to business services, software and selected utility companies.


Maintaining a geographic balance remains an important strategy for the portfolio. Japan, which continues to be our largest single country exposure, is a market where, in our view, long-depressed growth stocks are most reasonably priced. We also believe that Continental Europe is an attractive area in terms of its underlying economic strength and positive earnings environment. However, we have limited exposure to the European telecommunications sector and have recently reduced our investment in manufacturers of wireless equipment after some negative earnings surprises. Instead, we have added to investments in media stocks, which in our opinion had become attractively priced for growth-oriented stocks. Finally, our emerging markets exposure has increased incrementally, where we have concentrated our investments in Latin American stocks that are closely tied to the U.S. markets and Asian manufacturers with industry-leading technology.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Founders International Equity Portfolio Initial shares and the Morgan Stanley Capital International World ex U.S. Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      9/30/98           (17.41)%           20.52%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS INTERNATIONAL EQUITY PORTFOLIO ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000



COMMON STOCKS--90.4%                                                                             Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BRAZIL--4.1%

Embraer-Empresa Brasileira de Aeronautica, ADR                                                    5,050                  200,738

Petroleo Brasileiro, ADR                                                                          4,500  (a)             113,625

Tele Norte Leste Participaceos, ADR                                                               7,850                  179,078

                                                                                                                         493,441

CANADA--2.1%

Ballard Power Systems                                                                               925  (a)              58,420

Nortel Networks                                                                                   6,100                  195,581

                                                                                                                         254,001

DENMARK--3.3%

ISS                                                                                               3,000  (a)             204,542

Novo Nordisk, Cl. B                                                                               1,025                  184,078

                                                                                                                         388,620

FINLAND--3.6%

Nokia, ADR                                                                                        5,000                  217,500

Perlos                                                                                           10,125                  209,385

                                                                                                                         426,885

FRANCE--13.0%

Accor                                                                                             3,675                  155,452

Alcatel                                                                                           4,075                  231,745

Altran Technologies                                                                                 825                  186,896

Aventis                                                                                           2,000                  175,780

Business Objects                                                                                  2,175  (a)             128,395

Dassault Systemes                                                                                 1,875                  128,662

STMicroelectronics                                                                                2,975                  130,037

TotalFinaElf                                                                                      1,925                  286,625

Vivendi Environnement                                                                             2,900                  126,759

                                                                                                                       1,550,351

GERMANY--3.7%

Adidas-Salomon                                                                                    1,000                   62,040

Direkt Anlage Bank                                                                                2,400  (a)              87,082

Epcos                                                                                             1,450                  126,759

Ergo Versicherungs Gruppe                                                                         1,000                  167,320

                                                                                                                         443,201

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HONG KONG--2.8%

China Mobile(Hong Kong)                                                                          40,000  (a)             218,470

MTR                                                                                              65,500                  114,629

                                                                                                                         333,099

ISRAEL--1.1%

Check Point Software Technologies                                                                   950  (a)             126,884

ITALY--4.8%

Alleanza Assicurazioni                                                                           18,525                  301,097

Saipem                                                                                           27,225                  148,175

San Paolo-IMI                                                                                     7,375                  119,377

                                                                                                                         568,649

JAPAN--13.1%

Ajinomoto                                                                                        16,000                  207,565

FAST RETAILING                                                                                      700                  136,857

Furukawa Electric                                                                                 8,000                  139,425

NEC                                                                                              11,000                  200,839

NIPPON TELEGRAPH & TELEPHONE                                                                         23                  165,362

PIONEER                                                                                           5,500                  146,545

TOKYO GAS                                                                                        86,000                  253,936

Taiyo Yuden                                                                                       2,000                   66,743

Takeda Chemical Industries                                                                        3,000                  177,164

Yahoo Japan                                                                                           1  (a)              58,705

                                                                                                                       1,553,141

LUXEMBOURG--1.7%

Societe Europeenne des Satellites                                                                 1,375                  206,800

MEXICO--.9%

Cemex, ADR                                                                                        5,880                  106,208

NETHERLANDS--9.0%

ABN AMRO                                                                                          5,725                  130,340

Heineken                                                                                          3,525                  213,555

Koninklijke (Royal) Philips Electronics, ADR                                                      9,905                  359,056

TNT Post                                                                                          7,225                  174,949

VNU                                                                                               3,800                  186,994

                                                                                                                       1,064,894

SINGAPORE--2.6%

Flextronics International                                                                         4,850  (a)             138,225

Singapore Press                                                                                  12,000                  177,163

                                                                                                                         315,388


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SOUTH KOREA--.9%

Samsung Electronics, GDR                                                                          1,450  (b)             103,675

SPAIN--3.6%

Altadis                                                                                          12,525                  194,263

Banco Santander Central Hispano                                                                  21,725                  232,805

                                                                                                                         427,068

SWEDEN--4.6%

Assa Abloy, Cl. B                                                                                10,400                  203,284

ForeningsSparbanken                                                                              12,950                  198,249

Nordea                                                                                           18,550                  140,516

                                                                                                                         542,049

SWITZERLAND--3.7%

Swatch                                                                                              169                  211,681

Synthes-Stratec                                                                                     305  (b)             225,821

                                                                                                                         437,502

TAIWAN--.7%

Taiwan Semiconductor Manufacturing, ADR                                                           4,800  (a)              82,800

UNITED KINGDOM--11.1%

Aegis                                                                                            39,425                   81,278

ARM                                                                                               8,725  (a)              65,953

BP Amoco, ADS                                                                                     3,500                  167,563

Energis                                                                                          10,500  (a)              70,587

GlaxoSmithKline                                                                                   7,050                  199,055

Matalan                                                                                           6,600                   68,969

Reckitt Benckiser                                                                                14,650                  201,785

Spirent                                                                                           7,475                   68,118

Vodafone                                                                                         60,985                  223,664

WPP                                                                                              13,050                  170,000

                                                                                                                       1,316,972

TOTAL COMMON STOCKS

   (cost $10,448,632)                                                                                                 10,741,628
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.2%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY;

Henkel KGaA

   (cost $140,893)                                                                                2,250                  148,050

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

SHORT-TERM INVESTMENTS--9.2%                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Federal Home Loan Mortgage Corporation,
  5.10%, 1/2/2001

   (cost $1,099,844)                                                                          1,100,000                  1,099,844
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $11,689,369)                                                             100.8%                  11,989,522

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.8%)                    (100,645)

NET ASSETS                                                                                       100.0%                  11,888,877

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL BUYERS. AT DECEMBER 31,
     2000,  THESE SECURITIES  AMOUNTED TO $329,496 OR APPROXIMATELY  2.8% OF NET
     ASSETS.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  11,689,369  11,989,522

Cash                                                                    225,372

Receivable for investment securities sold                                89,091

Dividends receivable                                                      6,044

Prepaid expenses                                                          1,473

                                                                     12,311,502
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             8,789

Payable for investment securities purchased                             385,672

Payable for shares of Beneficial Interest redeemed                        1,336

Accrued expenses                                                         26,828

                                                                        422,625
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,888,877
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      12,495,543

Accumulated undistributed investment income--net                          1,811

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                   (908,667)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4             300,190
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       11,888,877

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         11,888,377           500

Shares Outstanding                                        699,316        29.412
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               17.00         17.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $9,721 foreign taxes withheld at source)         68,891

Interest                                                                63,940

TOTAL INCOME                                                           132,831

EXPENSES:

Investment advisory fee--Note 3(a)                                      87,346

Custodian fees                                                          52,517

Auditing fees                                                           18,919

Prospectus and shareholders' reports                                     9,444

Registration fees                                                        2,382

Legal fees                                                               1,907

Shareholder servicing costs--Note 3(b)                                     378

Loan commitment fees--Note 2                                                47

Trustees' fees and expenses--Note 3(c)                                      15

Miscellaneous                                                            7,634

TOTAL EXPENSES                                                         180,589

Less--reduction in investment advisory fee due to undertaking--Note 3(a)
                                                                      (49,569)

NET EXPENSES                                                           131,020

INVESTMENT INCOME--NET                                                   1,811
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         (899,661)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                (1,007,466)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,907,127)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (1,905,316)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                              ----------------------------------

                                                  2000(a)                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                       1,811               (2,916)

Net realized gain (loss) on investments          (899,661)             645,007

Net unrealized appreciation (depreciation)
   on investments                              (1,007,466)             980,443

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                            (1,905,316)            1,622,534
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

INITIAL SHARES                                  (343,289)            (282,839)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 13,293,937           1,317,844

Service shares                                        500                 --

Dividends reinvested:

Initial shares                                    343,289             282,839

Cost of shares redeemed:

Initial shares                                 (4,108,009)           (629,761)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             9,529,717             970,922

TOTAL INCREASE (DECREASE) IN NET ASSETS         7,281,112           2,310,617
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             4,607,765           2,297,148

END OF PERIOD                                  11,888,877           4,607,765

Undistributed investment income--net                1,811               --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       686,538              67,505

Shares issued for dividends reinvested             16,201              13,155

Shares redeemed                                 (216,289)             (27,794)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     486,450              52,866

SERVICE SHARES

SHARES SOLD                                            29                 --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                     INITIAL SHARES        SERVICE SHARES
                                                                       -------------------------------------------------------------

                                                                                                             Period Ended

                                                                               Year Ended December 31,       December 31,
                                                                       -------------------------------------------------------------

                                                                       2000          1999          1998(a)        2000(b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                  21.65         14.36         12.50            17.00

Investment Operations:

Investment income (loss)--net                                           .00(c,d)     (.02)(d)      (.01)             --

Net realized and unrealized
   gain (loss) on investments                                         (3.55)         8.73          1.87              --

Total from Investment Operations                                      (3.55)         8.71          1.86              -

Distributions:

Dividends from net realized
   gain on investments                                                (1.10)        (1.42)          --               --

Net asset value, end of period                                        17.00         21.65         14.36            17.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     (17.41)        60.69         14.88(e)           --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.50          1.50          .38(e)           --

Ratio of net investment income (loss)
   to average net assets                                                .02          (.11)        (.08)(e)          --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              .57          2.27          .81(e)           --

Portfolio Turnover Rate                                              171.34        190.80        29.25(e)         171.34
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                11,888         4,608        2,297                1

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(E) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve portfolios, including the Founders International Equity Portfolio (the " portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio's sub-investment adviser. Founders is a 90% -owned subsidiary of Mellon. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor "), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio' s shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $5,233 during the period ended December 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $390,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of 1.50% of the value of the portfolio' s average daily net assets. Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class (exclusive of certain expenses as described above) exceed 1.50% of the value of the average daily net assets of their class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $49,569 during the period ended December 31, 2000.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for
advertising    and    marketing    for    Service shares. The Plan provides for
payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $29 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $21,227,732 and $13,380,900, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $300,153, consisting of $962,808 gross unrealized appreciation and $662,655 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Founders International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders International Equity Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders International Equity Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $.4060 per share as a long-term capital gain distribution of the $1.0980 per share paid on March 31, 2000.

                                                                   The Portfolio

                                                            For More Information

                        Dreyfus

                        Investment Portfolios,

                        Founders International Equity Portfolio

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Sub-Investment Adviser

                        Founders Asset Management LLC

                        Founders Financial Center

                        2930 East Third Avenue

                        Denver, CO 80206

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  177AR0012




Dreyfus Investment Portfolios, Founders Passport Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            19   Financial Highlights

                            20   Notes to Financial Statements

                            26   Report of Independent Auditors

                            27   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                    Founders Passport Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Founders Passport Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Tracy Stouffer of Founders Asset Management LLC, the portfolio's sub-investment adviser.

The international stock markets, as measured by the MSCI EAFE Index, declined more than 14% in 2000. Most other major domestic and international stock market indices declined as well. The reasons for the disappointing year varied, including disappointing economic growth and the adverse effects of the value of the U.S. dollar on currency exchange rates for U.S. investors.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

Tracy Stouffer, Portfolio Manager Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Passport Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus Investment Portfolios, Founders Passport Portfolio produced a total return of -25.76% .(1) In comparison, the portfolio's benchmark, the Morgan Stanley Capital International World ex U.S. Index, produced a total return of -13.37%, while the Morgan Stanley Capital International World ex U.S. Small Cap Index produced a total return of -8.84% for the same period. (2,3)

We attribute the portfolio's underperformance relative to the indices to sharp price declines in international stocks such as technology, telecommunications and media, which performed in line with similar companies in the United States. Between March and December of 2000, stock prices of these companies generally declined sharply due to concerns regarding their very high valuations as well as concerns about low profitability amidst a slowing economic environment.

What is the portfolio's investment approach?

The portfolio invests primarily in foreign companies with annual revenues or market capitalizations of $1 billion or less that have demonstrated earnings growth as well as dominance in their market niches. Although our focus in early 2000 was on technology and telecommunications, the portfolio is a broadly diversified portfolio and currently holds more than 100 stocks across many industries.

Because of this broad mandate, we believe that it is very important for us to meet with corporate management teams to assess their business strategies. We also believe it is important to travel to the countries in which they are located to assess the local business environment. When it comes to global small-cap stocks, it is especially important to learn as much as we can because there is a limited amount of Wall Street research available on many of these companies.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

The year 2000 began on a positive note. The much-anticipated global computer breakdown, Y2K, never materialized and international investment managers with high levels of cash reserves resumed their investment programs. In this environment, small-cap stocks flourished, as investors were willing to assume additional risk in exchange for potentially higher returns.

However, in early March the U.S. stock market turned volatile when it appeared that the domestic economy was growing too fast to keep inflation at bay. A " flight to quality" ensued during which small-cap stocks were among the hardest hit stocks. International markets, which are typically less developed and may have fewer buyers and sellers in the U.S., fell sharply, partly because of increased difficulties in selling shares on the open market.

From mid-March through the end of the reporting period, the growth style of investing -- that is, buying shares of companies with above-average growth prospects -- lagged. Instead, the value style of investing, which seeks to pay modest prices for companies that have slower growth possibilities, generally outperformed the growth style of investing. As a result, companies in such industries as health care, commodities, construction, energy and utilities produced the strongest returns for the market and the portfolio.

Although the portfolio' s overall returns were disappointing, a number of our holdings performed very well during the reporting period, including NEG Micon, a Danish manufacturer of wind turbines, HIT Entertainment, a U.K.-based animation company that has programs on Nickelodeon, and Pinquely-Haulotte, a French manufacturer of construction equipment.

The Chinese stock market, among the last to recover from the Asian economic crisis of 1997-1998, generally produced strong returns during 2000. Here, the portfolio benefited from its investment in Huaneng Power, a leading Chinese electric utility company. In addition, the portfolio's holdings in a number of property companies in Hong Kong, which have benefited from lower interest rates and improved Asian economies, also benefited the portfolio's performance.

What is the portfolio's current strategy?

Our current strategy is to continue to focus on finding small, fast-growing companies throughout the world, regardless of industry or location. We have recently increased our holdings in biotechnology stocks and believe that the recent scientific breakthroughs in mapping the human genome may generate global opportunities for companies engaged in genetic research.

We are also currently seeing what we believe to be excellent values in Europe, where the strengthening euro is benefiting local companies which import raw materials from weaker currency areas of the world, such as Asia. Should the economy in Europe continue to improve, we believe that companies involved in construction, leisure, retailing and transportation may benefit. In addition, we anticipate that moderate inflation levels are possible in Europe based on what we believe is its improving economic growth.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

(3) SOURCE: BLOOMBERG L.P. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. SMALL CAP INDEX IS A WEIGHTED AVERAGE OF THE PERFORMANCE OF SECURITIES IN 21 COUNTRIES THAT INCLUDES COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN U.S. $200 MILLION AND $800 MILLION.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of a $10,000 investment in Dreyfus Investment Portfolios, Founders Passport Portfolio Initial shares with the Morgan Stanley Capital International World ex U.S. Index and the Morgan Stanley Capital International World ex U.S. Small Cap Index

((+))  SOURCE: LIPPER INC.
((+)(+))  BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS PASSPORT PORTFOLIO ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. SMALL CAP INDEX ON THAT DATE.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX REFLECTS THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. SMALL CAP INDEX DOES NOT REFLECT REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. SMALL CAP INDEX IS A WEIGHTED AVERAGE OF THE PERFORMANCE OF SECURITIES IN 21 COUNTRIES THAT INCLUDES COMPANIES WITH MARKET CAPITALIZATION BETWEEN U.S. $200 MILLION AND $800 MILLION

NEITHER OF THE INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.



Average Annual Total Returns AS OF 12/31/00



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      9/30/98           (25.76)%           20.12%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                                                                                       The Portfolio



STATEMENT OF INVESTMENTS

December 31, 2000

STATEMENT OF INVESTMENTS



COMMON STOCKS--97.9%                                                                             Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--5.5%

Challenger International                                                                         35,125                   81,721

Cochlear                                                                                          3,075                   62,568

Computershare                                                                                    17,900                   86,147

ERG                                                                                              40,875                   62,449

Energy Developments                                                                              12,850                   91,002

FH Faulding & Company                                                                            20,750                  136,682

Lang                                                                                             27,350                  172,650

M.I.M.                                                                                          396,225                  256,377

Mayne Nickless                                                                                   62,300                  202,946

Pacific Hydro                                                                                     5,150                   7,411

Qantas Airways                                                                                   51,900                  102,714

Securenet                                                                                         7,325  (a)              19,641

Stockford                                                                                        56,325                   61,579

TAB                                                                                              54,000                   95,213

                                                                                                                       1,439,100

AUSTRIA--.3%

Flughafen Wien                                                                                    1,865                   70,650

CANADA--4.6%

Cominco                                                                                           7,850                  131,008

Ensign Resource Service                                                                           1,825                   67,243

Global Thermoelectric                                                                             1,300  (a)              17,047

Industrial Alliance Life Insurance                                                                  700                   18,993

Intrawest                                                                                         4,100                   81,262

Molson, Cl. A                                                                                     4,750                  136,076

Precision Drilling                                                                                5,675  (a)             212,671

Sierra Wireless                                                                                   4,200  (a)             201,466

Stuart Energy Systems                                                                             2,175                   13,766

Turbo Genset                                                                                     11,625  (a)             330,139

                                                                                                                       1,209,671

CHINA--1.1%

Beijing Datang Power, Cl. H                                                                     708,000                  183,815

Yanzhou Coal Mining, Cl. H                                                                      366,000                  100,888

                                                                                                                         284,703

CROATIA--.5%

Pliva d.d., GDR                                                                                  10,125                  118,969

DENMARK--4.1%

A/S Det Ostasiatiske Kompagni                                                                    11,425  (a)             247,656



COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DENMARK (CONTINUED)

Carli Gry International                                                                           6,650                   85,484

Carlsberg, Cl. B                                                                                  3,950                  232,974

Genmab                                                                                            4,025                   92,829

NEG Micon                                                                                         4,100  (a)             242,854

Sophus Berendsen, Cl. B                                                                           6,425                  178,949

                                                                                                                       1,080,746

FINLAND--.9%

Amer                                                                                              6,575                  173,054

SSH Communications                                                                                3,550                   51,390

                                                                                                                         224,444

FRANCE--7.8%

Bouygues Offshore                                                                                   250                   11,398

Canal Plus                                                                                       28,450                  102,158

Cerep                                                                                               500  (a)              42,582

Compagnie Francaise d'Etudes et de Construction                                                   1,000                  144,353

Eurotunnel (Units)                                                                              116,825  (a)             116,404

Genset                                                                                            1,325  (a)              54,802

HighWave Optical Technologies                                                                       200                   27,241

Neopost                                                                                           3,075  (a)              72,263

Pierre & Vacances                                                                                 2,425                  148,167

Pinguely-Haulotte                                                                                 8,900                  259,346

Remy Cointreau                                                                                    2,800                  118,440

Rodriguez                                                                                           750                  228,984

Royal Canin                                                                                         550                   58,938

Scor                                                                                              1,575                   81,872

Silicon-On-Insulator Technologies                                                                 6,850  (a)             167,414

Societe Industrielle D'Aviations Latecoere                                                          900                   89,676

Vallourec                                                                                         2,725                  145,749

Zodiac                                                                                              675                  186,543

                                                                                                                       2,056,330

GERMANY--4.7%

ADVA Optical Networking                                                                           2,000  (a)             115,620

Babcock Borsig                                                                                    4,525  (a)             217,354

Buderus                                                                                           6,200                  129,964

COR Insurance Technologies                                                                        6,475  (a)             121,730

Centrotec Hochleistungskunststoffe                                                                1,625  (a)              23,206

Douglas                                                                                           1,750                   64,155

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

Energiekontor                                                                                     1,925                  151,998

Evotec Biosystems                                                                                     1  (a)                  31

Fielmann                                                                                          2,275                   95,805

GPC Biotech                                                                                         675                   19,294

Hoeft & Wessel                                                                                    4,450  (a)              47,268

Lion Bioscience                                                                                     275                   22,335

Pandatel                                                                                            650                   32,994

QS Communications                                                                                 9,425                   35,261

Technotrans                                                                                         600                   70,500

Zapf Creation                                                                                     2,165                   93,615

                                                                                                                       1,241,130

GREECE--.2%

Forthnet                                                                                          3,330                   41,728

HONG KONG--6.4%

China Everbright                                                                                148,000                  152,749

China Merchants                                                                                 188,000                  136,185

China Resources Enterprise                                                                       98,000                  125,018

Cosco Pacific                                                                                   360,000                  279,241

Dah Sing Financial                                                                                9,200                   49,540

First Pacific                                                                                   270,000                   77,022

Guoco                                                                                            32,000                   95,388

HKCB Bank                                                                                       368,000                  127,390

Hong Kong Exchanges & Clearing                                                                   62,000                  142,288

International Bank of Asia                                                                      394,000                  104,818

Kerry Properties                                                                                 41,500                   55,867

Shanghai Industrial                                                                             127,000                  231,214

Wing Hang Bank                                                                                   26,000                   94,004

                                                                                                                       1,670,724

HUNGARY--1.7%

Gedeon Richter                                                                                    2,850                  168,704

OTP Bank                                                                                          4,800                  270,156

                                                                                                                         438,860

IRELAND--1.1%

Anglo Irish Bank                                                                                 25,125                   74,900

Datalex, ADR                                                                                     14,300                  150,150

ITG                                                                                              10,413  (a)              68,028

                                                                                                                         293,078


COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ISRAEL--2.5%

Card-Guard Scientific Survival                                                                    4,375  (a)             284,144

Oridion Systems                                                                                   5,275                  211,920

SHL Telemedicine                                                                                  5,500                  163,295

                                                                                                                         659,359

ITALY--3.0%

Bayerische Vita                                                                                   2,425                   29,542

Beni Stabili                                                                                    147,500                   71,266

Buzzi Unicem                                                                                      5,250                   45,136

Credito Emiliano                                                                                 56,000                  244,723

Ferretti                                                                                         43,000                  181,122

Marzotto                                                                                          7,750                   91,791

Tod's                                                                                             2,850                  123,770

                                                                                                                         787,350

JAPAN--2.9%

DENSEI-LAMBDA K.K.                                                                                3,600                   74,850

DOWA MINING                                                                                      37,000                  160,322

ENESERVE                                                                                          2,000                   71,634

GUNZE                                                                                            25,000                   86,267

JGC                                                                                              12,000                   81,663

KATOKICHI                                                                                         3,400                   89,106

KISSEI PHARMACEUTICAL                                                                             3,000                   59,229

KURODA ELECTRIC                                                                                      60                    1,111

MIYACHI TECHNOS                                                                                      40                    1,118

MORITEX                                                                                             500                   21,316

Meiji Milk Products                                                                              10,000                   43,680

Sanrio                                                                                            1,900                   33,197

TOMY                                                                                              1,600                   38,298

                                                                                                                         761,791

NETHERLANDS--5.7%

CSM                                                                                               4,775                  118,496

Heijmans                                                                                            675                   12,214

Internatio-Muller                                                                                14,250                  328,178

Kempen & Co.                                                                                      2,700                  148,473

Koninklijke Grolsch                                                                               2,975                   66,557

Koninklijke Wessanen                                                                             19,200                  237,331

Laurus                                                                                            5,600                   53,167

Nutreco                                                                                           2,875                  152,962

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

PinkRoccade                                                                                       2,400  (a)             130,848

Teleplan International                                                                            2,450  (a)              81,756

Van der Moolen                                                                                    1,875                  160,740

                                                                                                                       1,490,722

NORWAY--.3%

Petroleum Geo-Services, ADR                                                                       2,625  (a)              34,945

ProSafe                                                                                              50  (a)                 774

Smedvig, Cl. B                                                                                    3,600                   29,074

TGS Nopec Geophysical                                                                             1,175  (a)              14,047

                                                                                                                          78,840

PANAMA--.1%

Banco Latinoamericano de Exportaciones, Cl. E                                                     1,000                   34,616

SINGAPORE--3.1%

Keppel Land                                                                                     139,000                  220,444

NatSteel                                                                                         54,000                   90,934

NatSteel Broadway                                                                                73,000                  120,404

OMNI Industries                                                                                  70,000                  102,941

Overseas Union Enterprise                                                                        33,000                  129,412

Singapore-Exchange                                                                              203,000                  152,191

                                                                                                                         816,326

SOUTH AFRICA--.1%

BoE                                                                                              65,600                   38,635

SOUTH KOREA--.7%

KMW                                                                                              10,260                   64,885

SK                                                                                               10,970                  120,540

                                                                                                                         185,425

SPAIN--6.5%

ACS                                                                                               4,100                   96,735

Abengoa                                                                                           5,275                  168,539

Aldeasa                                                                                           2,350                   45,285

Aurea Concesiones de Infraestructuras del Estado                                                  5,825                   94,617

Corporacion Mapfre, Compania Internacional de Reaseguros                                          9,875                  188,435

Grupo Auxiliar Metalurgico                                                                       14,800                  356,147

Grupo Dragados                                                                                   35,050                  382,185

Grupo Ferrovial                                                                                  19,325                  247,051

NH Hoteles                                                                                       10,900                  134,223

                                                                                                                       1,713,217



COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWEDEN--3.4%

Castellum                                                                                           850                    9,366

Enea Data                                                                                        15,850                   63,138

HiQ International                                                                                 4,450                   33,001

JM, Cl. B                                                                                         3,200                   70,855

Modern Times, Cl. B                                                                               5,050  (a)             133,753

Nobel Biocare                                                                                    10,450                  322,169

Q-Med                                                                                             3,500  (a)              71,194

Trelleborg, Cl. B                                                                                28,400                  204,598

                                                                                                                         908,074

SWITZERLAND--6.4%

Actelion                                                                                            825                  375,580

Disetronic                                                                                          325                  290,484

Generics                                                                                            150                   54,341

Huber & Suhner                                                                                       25                   21,494

Jomed                                                                                             3,100                  170,833

Leica Geosystems                                                                                    625                  193,295

Phonak                                                                                               60                  249,026

Sarna Kunststoff                                                                                    100                  122,472

Schaffner                                                                                           225                   72,369

Tecan                                                                                               125                  129,971

                                                                                                                       1,679,865

UNITED KINGDOM--24.3%

AIT                                                                                               4,100                   71,969

AMEC                                                                                             35,050                  180,646

ARC International                                                                                15,750  (a)              53,147

Aggregate Industries                                                                             95,700                  114,730

Aggreko                                                                                             425                    2,622

Amey                                                                                              7,500                  214,449

Arcadia                                                                                          43,925                   51,183

Associated British Ports                                                                          9,700                   53,326

BPB                                                                                              13,450                   55,256

Babcock International                                                                            27,525                   43,176

Baltimore Technologies                                                                           11,175  (a)              57,595

Barratt Developments                                                                             16,150                   71,173

Bodycote International                                                                           18,100                   69,762

British Energy                                                                                   96,375                  371,455

Cattles                                                                                          23,100                   85,928

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Chloride                                                                                         79,125                  192,674

Croda International                                                                              16,575                   67,599

DONCASTERS, ADR                                                                                   3,000  (a)              60,000

De La Rue                                                                                        10,300                   62,972

Debenhams                                                                                        73,600                  318,583

Delta                                                                                            33,000                   74,441

easyJet                                                                                          33,775                  198,672

Enterprise Inns                                                                                   6,500                   45,275

Expro International                                                                               8,300                   51,147

Eyretel                                                                                         105,000                  130,193

FKI                                                                                              68,950                  226,610

Fibernet                                                                                          4,025  (a)              45,323

Fibernet (Rights)                                                                                 1,072  (a)               2,402

Guardian IT                                                                                       6,450                   92,502

HIT Entertainment                                                                                53,025                  318,044

Halma                                                                                            12,450                   25,667

Hammerson                                                                                        10,425                   72,107

IFX Power                                                                                         3,225                   49,865

Incepta                                                                                          79,475                  131,194

Intec Telecom Systems                                                                            27,175                  163,199

J.D. Wetherspoon                                                                                 13,625                   67,984

Jardine Lloyd Thompson                                                                            8,750                   63,103

Kelda                                                                                            16,825                   97,775

Kidde                                                                                           141,800                  152,521

Man                                                                                              47,325                  436,212

nCipher                                                                                          12,975                   53,110

NetStore                                                                                         12,350                   15,110

Northern Foods                                                                                   69,675                  143,641

Orchestream                                                                                      16,400                   66,885

Pennon                                                                                            7,025                   69,265

Phytopharm                                                                                        8,600  (a)             109,204

Pilkington                                                                                      167,675                  278,043

RiverSoft   104,375                                                                             174,637

St. James's Place Capital                                                                         6,825                   42,619

Saville Gordon Estates                                                                           14,400                   19,146

Securicor                                                                                        22,450                   52,403


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Somerfield                                                                                       95,425                  128,300

Taylor Woodrow                                                                                   68,375                  181,819

Telework                                                                                         21,450                   60,884

Tilbury Douglas                                                                                   4,400                   32,208

Volex                                                                                            11,050                  321,898

                                                                                                                       6,391,653

TOTAL COMMON STOCKS

   (cost $24,401,319)                                                                                                 25,716,006
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--6.8%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER;

Federal Home Loan Mortgage Corporation,

   5.10%, 1/2/2001
   (cost $1,799,745)                                                                          1,800,000                1,799,745
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $26,201,064)                                                             104.7%               27,515,751

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.7%)              (1,234,146)

NET ASSETS                                                                                       100.0%               26,281,605

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                       The Portfolio


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  26,201,064  27,515,751

Cash                                                                    818,495

Receivable for investment securities sold                               487,403

Dividends receivable                                                     33,469

Prepaid expenses                                                          1,592

Due from The Dreyfus Corporation and affliliates                         31,295

                                                                     28,888,005
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                           2,187,268

Payable for shares of Beneficial Interest redeemed                      230,437

Accrued expenses                                                        188,695

                                                                      2,606,400
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       26,281,605
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      34,867,092

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                 (9,901,265)

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions--Note 4           1,315,778
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       26,281,605

NET ASSET VALUE PER SHARE



                                                                                              Initial Shares  Service Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                    26,281,105             500

Shares Outstanding                                                                                 1,547,304          29.429
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                          16.99           16.99



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $20,633 foreign taxes withheld at source)       180,735

Interest                                                               101,574

TOTAL INCOME                                                           282,309

EXPENSES:

Investment advisory fee--Note 3(a)                                     275,381

Custodian fees                                                         640,729

Professional fees                                                       22,115

Prospectus and shareholders' reports                                    12,602

Registration fees                                                        6,359

Shareholder servicing costs--Note 3(b)                                     450

Trustees' fees and expenses--Note 3(c)                                     450

Loan commitment fees--Note 2                                               153

Miscellaneous                                                           30,925

TOTAL EXPENSES                                                         989,164

Less--expense reimbursement from The Dreyfus Corporation

   due to undertaking--Note 3(a)                                      (576,092)

NET EXPENSES                                                           413,072

INVESTMENT (LOSS)                                                     (130,763)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                   (9,871,866)

Net unrealized appreciation (depreciation) on investments and

   foreign currency transactions                                   (2,628,496)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (12,500,362)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (12,631,125)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                --------------------------------

                                                  2000(a)                1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (130,763)             (44,299)

Net realized gain (loss) on investments       (9,871,866)           2,285,760

Net unrealized appreciation (depreciation)
   on investments                             (2,628,496)           3,162,746

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (12,631,125)           5,404,207
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

INITIAL SHARES                                (1,358,339)            (913,689)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 46,822,858            5,886,112

Service shares                                        500                   --

Dividends reinvested:                                                       --

Initial shares                                  1,358,339              913,689

Cost of shares redeemed:                                                    --

Initial shares                                (22,746,435)          (2,242,808)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            25,435,262            4,556,993

TOTAL INCREASE (DECREASE) IN NET ASSETS        11,445,798            9,047,511
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            14,835,807            5,788,296

END OF PERIOD                                  26,281,605           14,835,807
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     1,865,969              316,947

Shares issued for dividends reinvested             49,939               39,642

Shares redeemed                                  (991,434)            (134,149)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     924,474              222,440
-------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            29                   --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                  INITIAL SHARES           SERVICE SHARES
                                                                       -------------------------------------------------------------

                                                                                                             Period Ended

                                                                              Year Ended December 31,         December 31,
                                                                       -------------------------------------------------------------

                                                                       2000          1999          1998(a)         2000(b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                  23.82         14.46         12.50            16.99

Investment Operations:

Investment income (loss)--net                                          (.11)(c)      (.10)(c)       .00(d)           --

Net realized and unrealized

   gain (loss) on investments                                         (5.61)        11.04          1.97              --

Total from Investment Operations                                      (5.72)        10.94          1.97              --

Distributions:

Dividends from investment income--net                                    --           --           (.00)(d)          --

Dividends from net realized gain on investments                       (1.11)        (1.58)         (.01)             --

Total Distributions                                                   (1.11)        (1.58)         (.01)             --

Net asset value, end of period                                        16.99         23.82         14.46            16.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     (25.76)        76.05         15.79(e)           --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.50          1.50          .38(e)            --

Ratio of net investment income (loss)

   to average net assets                                               (.47)         (.60)         .02(e)            --

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                             2.09          2.14          .30(e)            --

Portfolio Turnover Rate                                              493.10        319.31         3.98(e)         493.10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                26,281        14,836        5,788                1

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E) NOT ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the Founders Passport Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of
Mellon. Effective March 22, 2000, Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio' s shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.


As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $8,516 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $6,528,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.


During the period ended December 31, 2000, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $130,763 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of 1.50% of the value of the portfolio' s average daily net assets. Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class, (exclusive of certain expenses as described above) , exceed an annual rate of 1.50% of the value of the average daily net assets of their class. The expense reimbursement, pursuant to the undertaking, amounted to $576,092 during the period ended December 31, 2000.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $31 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting
and    $500    for

telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $148,844,489 and $125,308,036, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was $1,314,687, consisting of $2,161,470 gross unrealized appreciation and $846,783 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Passport Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Passport Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Passport Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $.1000 per share as a long-term capital gain distribution of the $1.1110 per share paid on March 31, 2000.

                                                                   The Portfolio

NOTES



                                                            For More Information

                        Dreyfus Investment Portfolios,

                        Founders Passport Portfolio

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Sub-Investment Adviser

                        Founders Asset Management LLC

                        Founders Financial Center

                        2930 East Third Avenue

                        Denver, CO 80206

                      Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  178AR0012




Dreyfus Investment Portfolios,  Japan Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            19   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                                Japan Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Japan Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Miki Sugimoto.

The international stock markets, as measured by the MSCI EAFE Index, declined more than 14% in 2000. Most other major domestic and international stock market indices declined as well. The reasons for the disappointing year varied, including disappointing economic growth and the adverse effects of the value of the U.S. dollar on currency exchange rates for U.S. investors.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

Miki Sugimoto, Portfolio Manager

How did the Dreyfus Investment Portfolios, Japan Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000 Dreyfus Investment Portfolios, Japan Portfolio produced a total return of -8.92%.(1) This compares with the -28.16% total return provided by the Morgan Stanley Capital International (MSCI) Japan Index, the portfolio's benchmark, for the same period.(2)

We attribute the portfolio' s overall negative performance to a difficult and volatile stock market environment in Japan over the reporting period. However, we are pleased to report that our returns were significantly higher than the benchmark's returns. We attribute the portfolio's relative performance to our decision to move away from stocks with relatively high valuations and instead to favor more sensibly priced stocks that we believe have the ability to achieve reasonable earnings growth.

What is the portfolio's investment approach?

The portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests primarily in stocks of Japanese companies. Generally, the portfolio invests at least 60% of its assets in Japanese companies with market capitalizations of at least $1.5 billion at the time of investment. The portfolio's investments may include common, preferred and convertible stocks, including those purchased through IPOs.

The portfolio manager utilizes a "top-down," theme-driven investment approach to stock selection. The portfolio manager first attempts to identify overall economic trends, and then begins to narrow the search to industry groups that are believed to have the potential to benefit from these trends. The portfolio manager also considers economic variables, such as the relative valuations of equities and bonds, and trends in the currency exchange markets. The investment themes and economic variables provide a framework for the portfolio's stock selection process.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

We consider three primary criteria when selecting stocks for the portfolio. First, we look either for industries with positive long-term outlooks or industries that are undergoing dramatic change. Second, we look for companies with quality management teams and strong franchises. Third, we strive to identify high quality companies with high intrinsic values as measured by fundamental valuation criteria such as earnings outlook, business prospects and asset values.

What other factors influenced the portfolio's performance?

Over the past year, the portfolio emphasized two investment themes, both of which have positively affected performance. First, we favored stocks with lower valuations and reasonable earnings growth, primarily within the retail and pharmaceutical sectors. We were able to find many attractive retail stocks, including ITO-TOKADO, a supermarket company, or "general merchandising stores" as they are more commonly known in Japan, and LAWSON, a convenience store chain. A new Japanese law effective in January 2001 makes it increasingly more difficult to open new retail stores. That law requires retail companies to factor in environmental and community concerns -- such as pollution levels and changes in traffic patterns that would result from these new structures -- before they are allowed to open new stores. ITO-TOKADO and LAWSON were able to avoid these additional costs by expediting the openings of their new stores last year. Our investments in these companies helped fuel portfolio returns.

Within the pharmaceutical sector, we were able to achieve attractive returns from our investments in KISSEI PHARMACEUTICALS, a company whose main product, a drug called Rizaban, is used to prevent blood clotting in patients undergoing heart surgery. We also benefited from our investment in TERUMO, a company that sells products for cardio-thoracic surgery.

Our second theme, emphasizing stocks that stand to benefit from the Japanese economy and the improving euro currency, rather than from the weaker yen, led us to stocks within the capital expenditure sector. For example, our holdings in KOMORI, a printing company that exports one-third of its goods to Europe, helped boost the portfolio's performance.

Finally, the portfolio benefited from its holdings in OLYMPUS OPTICAL, based on its digital camera sales and its main-selling product, an endoscope, which is a tiny camera used by surgeons to view a patient's interior organs.

What is the portfolio's current strategy?

In what appears to be a declining economic environment in Japan, we are concentrating our investments on those stocks that have lower valuations and reasonable earnings growth. In addition, we are keenly aware that Japan is heavily dependent on its export business, particularly to the United States. As a result, we are closely monitoring the U.S. economy for any changes that might have an effect on Japan's export business over the near term.

Finally, we are also watching for any signs of a major depreciation of the yen. Should that occur, we would be prepared to place a currency hedge on the fund in order to attempt to protect further losses to the portfolio's assets.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) JAPAN INDEX IS A MARKET-CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of a $10,000 investment in Dreyfus Investment Portfolios, Japan Portfolio Initial shares and the Morgan Stanley Capital International Japan Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                     12/15/99            (8.92)%           (6.22)%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, JAPAN PORTFOLIO ON 12/15/99 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 11/30/99 IS USED AS THE BEGINNING VALUE ON 12/15/99. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MORGAN STANLEY CAPITAL INTERNATIONAL JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000



COMMON STOCKS--97.7%                                                                             Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------
BANKING--1.1%

Sakura Bank                                                                                       4,000                   24,111

COMMUNICATIONS--4.4%

NIPPON TELEGRAPH AND TELEPHONE                                                                        9                   64,707

NTT DoCoMo                                                                                            2                   34,419

                                                                                                                          99,126

CONSUMER ELECTRONICS--21.7%

ALPS ELECTRIC                                                                                     2,000                   30,436

CANON                                                                                             2,000                   69,887

FUJITSU                                                                                           4,000                   58,845

MURATA MANUFACTURING                                                                                500                   58,531

Matsushita-Kotobuki Electronics Industries                                                        4,000                   61,571

OLYMPUS OPTICAL                                                                                   5,000                   86,267

ROHM                                                                                                300                   56,871

TERUMO                                                                                            3,100                   67,703

                                                                                                                         490,111

FINANCIAL--16.2%

ACOM                                                                                              1,300                   95,737

AIFUL                                                                                               500                   40,753

Credit Saison                                                                                     4,800                  102,525

Dai-Tokyo Fire & Marine Insurance                                                                19,000                   56,600

Promise                                                                                           1,000                   70,761

                                                                                                                         366,376

FOODS--2.2%

KATOKICHI                                                                                         1,900                   49,795

MACHINERY--9.2%

DISCO                                                                                             1,000                   54,163

KOMORI                                                                                            5,000                   82,991

Makita                                                                                           10,000                   69,887

                                                                                                                         207,041

MINING & METALS--7.8%

Hitachi Cable                                                                                     7,000                   63,475

KANEKA                                                                                            5,000                   47,218

Sumitomo Electric Industries                                                                      4,000                   65,485

                                                                                                                         176,178

                                                                                                                       The Portfolio


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                   Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PHARMACEUTICAL--10.6%

DAIICHI PHARMACEUTICAL                                                                            2,000                   59,404

HISAMITSU PHARMACEUTICAL                                                                          2,000                   34,647

KISSEI PHARMACEUTICAL                                                                             3,000                   59,229

KYORIN Pharmaceutical                                                                             1,000                   35,293

Nippon Shinyaku                                                                                   6,000                   49,480

                                                                                                                         238,053

REAL ESTATE--2.4%

Mitsubishi Estate                                                                                 5,000                   53,289

RETAIL--13.3%

ITO-YOKADO                                                                                        2,000                   99,589

LAWSON                                                                                            1,600                   63,178

Mitsubishi Heavy Industries                                                                      16,000                   69,608

NISSAN MOTOR                                                                                      6,000  (a)              34,489

SUNKUS & ASSOCIATES                                                                               1,100                   33,441

                                                                                                                         300,305

SERVICES--8.8%

ADERANS                                                                                           1,900                   78,012

Aoi Advertising Promotion                                                                           300                    2,621

BELLSYSTEM24                                                                                        180                   72,333

ITOCHU TECHNO-SCIENCE                                                                               100                   18,511

TOKYO STYLE                                                                                       3,000                   27,466

                                                                                                                         198,943
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,345,240)                                                               97.7%                2,203,328

CASH AND RECEIVABLES (NET)                                                                         2.3%                   50,949

NET ASSETS                                                                                       100.0%                2,254,277

(A)  NON-INCOME PRODUCING.


SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  2,345,240    2,203,328

Cash                                                                     36,545

Cash denominated in foreign currencies                     39,921        38,523

Dividends receivable                                                        171

Due from The Dreyfus Corporation and affiliates                             502

Prepaid expenses                                                             23

                                                                       2,279,092
--------------------------------------------------------------------------------

LIABILITIES ($):

ACCRUED EXPENSES                                                         24,815
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,254,277
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,527,090

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                   (129,501)

Accumulated net unrealized appreciation (depreciation) on
   investments and foreign currency transactions--Note 4(b)            (143,312)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,254,277

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                          2,253,777           500

Shares Outstanding                                        200,858        44.563
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               11.22         11.22

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $2,194 foreign taxes withheld at source)         12,434

Interest                                                                 4,187

TOTAL INCOME                                                            16,621

EXPENSES:

Investment advisory fee--Note 3(a)                                      23,612

Auditing fees                                                           23,604

Prospectus and shareholders' reports                                    12,237

Custodian fees                                                           8,060

Legal fees                                                               6,072

Trustees' fees and expenses--Note 3(c)                                     237

Shareholder servicing costs--Note 3(b)                                     232

Registration fees                                                          133

Miscellaneous                                                            6,017

TOTAL EXPENSES                                                          80,204

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (44,787)

NET EXPENSES                                                            35,417

INVESTMENT (LOSS)                                                     (18,796)
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                            32,378

Net realized gain (loss) on forward currency exchange contracts       (56,588)

NET REALIZED GAIN (LOSS)                                              (24,210)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                  (199,565)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (223,775)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (242,571)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                               ---------------------------------

                                                   2000(a)               1999(b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (18,796)                  505

Net realized gain (loss) on investments          (24,210)               (2,259)

Net unrealized appreciation (depreciation)
        on investments                           (199,565)               56,253

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    (242,571)               54,499
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Initial shares                                    (7,520)                   --

Net realized gain on investments:

Intial shares                                    (83,281)                   --

TOTAL DIVIDENDS                                  (90,801)                   --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                  1,650,427            2,000,000

Service shares                                        500                  --

Dividends reinvested:

Initial shares                                     90,801                  --

Cost of shares redeemed:

Initial shares                                 (1,208,578)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TNSACTIONS                 533,150            2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS           199,778            2,054,499
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,054,499                  --

END OF PERIOD                                   2,254,277            2,054,499

Undistributed investment income--net                 --                    505
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                       125,595              160,000

Shares issued for dividends reinvested              7,922                  --

Shares redeemed                                   (92,659)                 --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      40,858              160,000

SERVICE SHARES

SHARES SOLD                                            45                  --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

(B)  FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                             INITIAL SHARES                     SERVICE SHARES
                                                                   -----------------------------------------------------------

                                                                                                                Period Ended

                                                                        Year Ended December 31,                  December 31,
                                                                   ----------------------------------------------------------

                                                                        2000             1999(a)                      2000(b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   12.84             12.50                         11.22

Investment Operations:

Investment income (loss)--net                                           (.08)(c)           .00(d)                        --(

Net realized and unrealized

   gain (loss) on investments                                          (1.06)              .34                           --

Total from Investment Operations                                       (1.14)              .34                           --

Distributions:

Dividends from investment income--net                                   (.05)               --                           --

Dividends from net realized gain on investments                         (.43)               --                           --

Total Distributions                                                     (.48)               --                           --

Net asset value, end of period                                         11.22             12.84                         11.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       (8.92)             2.64(e)                        --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 1.50               .07(e)                        --

Ratio of net investment income (loss)

   to average net assets                                                (.80)              .03(e)                        --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              1.90              1.35(e)                        --

Portfolio Turnover Rate                                               378.54                --                         378.54
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  2,254              2,054                             1

(A) FROM DECEMBER 15, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(E) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering twelve series, including the Japan Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited (" Newton" ), serves as the portfolio's sub-investment adviser. Newton is an affiliate of Dreyfus. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 166,639 Initial shares and all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $4,187 during the period December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 2000, as a result of permanent book to tax differences, the portfolio increased accumulated undistributed investment income-net by $25,811, decreased accumulated net realized gain (loss) on investments by $19,751 and decreased paid-in capital by $6,060. Net assets were not affected by this reclassification.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 2000, through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. Dreyfus has agreed until December 31, 2001, to waive receipt of its fees and/or assume expenses of the portfolio so that the expenses of neither class (exclusive of certain expenses as described above) exceed an annual rate of 1.50% of the value of the average daily net assets of their class. The expense reimbursement, pursuant to the undertaking, amounted to $44,787 during the period ended December 31, 2000.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .      .35 of 1%

          In excess of $100 million to $1 billion. . . . . .      .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .      .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .      .20 of 1%


(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $27 pursuant to the
transfer    agency    agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 2000, amounted to $8,892,987 and $8,507,877, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 2000, there were no forward currency exchange contracts outstanding.

(b) At December 31, 2000, accumulated net unrealized depreciation on investments was $141,912, consisting of $79,692 gross unrealized appreciation and $221,604 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, Japan
Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Japan Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Japan Portfolio at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001

                                                                   The Portfolio


NOTES


                                                           For More Information

                        Dreyfus Investment Portfolios, Japan Portfolio

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Sub-Investment Adviser

                        Newton Capital Management Limited

                        71 Queen Victoria Street

                        London, EC4V 4DR, England

                      Custodian

                        Bank of New York

                        100 Church Street

                        New York, NY 10286

                      Transfer Agent &

                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  189AR0012




Dreyfus

Investment Portfolios, MidCap Stock Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            23   Report of Independent Auditors

                            24   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                         MidCap Stock Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, John O'Toole.

The midcap segment of the stock market, as measured by the Standard & Poor's MidCap 400 Index, gained more than 17% in 2000. In sharp contrast, most other major stock market indices declined substantially. In our view, this performance disparity provides ample evidence that diversification is a critical component of most investment strategies. In 2000, the large- and small-cap sectors of the stock market provided a reminder that overconcentration in any single equity market capitalization sector carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial adviser for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, Dreyfus Investment Portfolios, MidCap Stock Portfolio produced a total return of 8.28%.(1) In contrast, the Standard & Poor's MidCap 400 Index (the "S&P MidCap 400 Index"), the portfolio's benchmark, produced a total return of 17.50% for the same period.(2)

Although overall stock market results were generally negative in 2000, the portfolio' s positive overall performance was due in part to a strong investor preference for midcap stocks over large- and small-cap stocks. Relative to the S& P MidCap 400 Index, however, the portfolio's performance suffered due to the market' s shifting preference between growth and value stocks during the reporting period, which created very difficult investment challenges for the portfolio.

What is the portfolio's investment approach?

The portfolio invests primarily in a blend of growth and value stocks of mid-capitalization companies chosen through a disciplined process that combines computer modeling techniques, fundamental analysis and risk management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks as an attractive, neutral or unattractive investment, based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. We establish weightings for each factor based upon our analysis of which of these factors are being rewarded by investors and make adjustments along the way for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth-in-cash-flow factor.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Next, our investment management team conducts fundamental research on each stock, which ultimately results in the buy-and-sell recommendations. We seek to have the portfolio own the best-performing stocks within each economic sector of the midcap market. By maintaining an economic sector-neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the portfolio's performance?

The predominant positive factor influencing the portfolio's relative results during the reporting period was the superior performance of midcap stocks compared to stocks of other market-capitalization sizes. To illustrate, the S&P MidCap 400 Index outperformed the Standard & Poor's 500 Composite Stock Price
Index, a measure of large-cap market performance, by more than 25% as well as the Russell 2000 Index, a measure of small-cap market performance, by more than 19% in the year 2000.(3)

However, while midcap stocks were clear winners during 2000, the growth and value investment styles took turns leading performance. For example, during the first two months of the year, growth stocks overwhelmingly outperformed value stocks, largely due to the strong performance of the technology sector. Beginning in March, however, value stocks staged a dramatic comeback. In June, growth stocks were back on top once again. Then, by September, value stocks took the lead. This seesaw battle continued throughout the year. The portfolio's quantitative model examines a mixture of both growth and value characteristics, without necessarily favoring either. However, the model does not work well in a polarized market such as the one that prevailed during 2000, where one investment style generally dominated another.

Another factor that helped drive the portfolio's performance was our focused individual stock selection strategy. For example, several of the portfolio's top performers during the reporting period were health care companies, including Universal Health Services and Waters. Universal Health operates hospitals throughout the country and was able to benefit from improved Medicare reimbursement during the year.

Meanwhile, Waters, a company that manufactures equipment used in the pharmaceutical and biotechnology industries, benefited from the booming growth in human genome research. Two of the portfolio's financial services holdings, Golden West Financial and Cullen/Frost Bankers, also had a positive impact on the portfolio' s performance, as both companies benefited from a benign interest-rate environment during the year. Finally, Questar and KeySpan, two of the portfolio' s natural gas holdings, benefited as natural gas prices soared throughout the year.

What is the portfolio's current strategy?

We continue to fine-tune our quantitatively driven valuation model and our sector- and industry-neutral portfolio construction process. For example, we recently added factors that take into consideration stock price momentum as well as the buying and selling behavior of a company's management team. Another new factor tracks the investment actions of company management and directors. Our model strives to be effective in all market environments.

January 16, 2001

(1) EFFECTIVE DECEMBER, 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE INFORMATION PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2001, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET.

(3) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio Initial shares and the Standard & Poor's MidCap 400 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/00



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      5/1/98              8.28%             6.04%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITIAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, MIDCAP STOCK PORTFOLIO ON 5/1/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A BROAD-BASED INDEX OF 400 COMPANIES WITH MARKET CAPITALIZATIONS GENERALLY RANGING FROM $50 MILLION TO $10 BILLION AND IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL MIDCAP STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.




STATEMENT OF INVESTMENTS

December 31, 2000



COMMON STOCKS--95.1%                                                                             Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL--7.6%

American Eagle Outfitters                                                                        11,900  (a)             502,775

Atlas Air                                                                                        12,000  (a)             391,500

BJ's Wholesale Club                                                                              21,700  (a)             832,738

Brinker International                                                                            14,200  (a)             599,950

Brunswick                                                                                        12,600                  207,113

Darden Restaurants                                                                               12,400                  283,650

Dollar Tree Stores                                                                                7,800  (a)             191,100

Harman International Industries                                                                   8,100                  295,650

Johnson Controls                                                                                  7,000                  364,000

Liz Claiborne                                                                                     8,200                  341,325

MGM Mirage                                                                                       12,700                  357,981

Miller (Herman)                                                                                  11,500                  330,625

Park Place Entertainment                                                                         17,800  (a)             212,487

Payless ShoeSource                                                                                6,700  (a)             474,025

Zale                                                                                             14,900  (a)             433,031

                                                                                                                       5,817,950

CONSUMER STAPLES--3.1%

Alberto-Culver, Cl. B                                                                             5,500                  235,469

Interstate Bakeries                                                                              15,300                  215,156

McCormick & Co.                                                                                  10,200                  367,837

Pepsi Bottling Group                                                                             10,300                  411,356

SUPERVALU                                                                                        17,100                  237,263

Suiza Foods                                                                                       6,900  (a)             331,200

Tyson Foods, Cl. A                                                                               28,200                  359,550

Wrigley, (Wm.) Jr.                                                                                2,600                  249,113

                                                                                                                       2,406,944

ENERGY RELATED--9.2%

BJ Services                                                                                      14,700  (a)           1,012,463

ENSCO International                                                                              23,000                  783,438

Energen                                                                                           8,700                  280,031

Equitable Resources                                                                               5,400                  360,450

KeySpan                                                                                          15,600                  661,050

Louis Dreyfus Natural Gas                                                                         9,900  (a)             453,544

Murphy Oil                                                                                        9,200                  556,025

Nabors Industries                                                                                 8,800  (a)             520,520

Noble Affiliates                                                                                  4,700                  216,200

Noble Drilling                                                                                   12,800  (a)             556,000

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Questar                                                                                          19,000                  571,187

Rowan Cos.                                                                                       15,700  (a)             423,900

Ultramar Diamond Shamrock                                                                        21,000                  648,375

                                                                                                                       7,043,183

HEALTH CARE--13.6%

AmeriSource Health, Cl. A                                                                         8,200  (a)             414,100

Andrx Group                                                                                       4,300  (a)             248,862

Biomet                                                                                           11,400                  452,437

Chiron                                                                                            6,300  (a)             280,350

Cytyc                                                                                             8,000  (a)             500,500

Forest Laboratories                                                                               2,200  (a)             292,325

Genzyme- General Division                                                                         9,700  (a)             872,394

Health Net                                                                                       20,600  (a)             539,462

IDEC Pharmaceuticals                                                                              4,900  (a)             928,856

IVAX                                                                                             18,300  (a)             700,890

King Pharmaceuticals                                                                              5,200  (a)             268,775

Millennium Pharmaceuticals                                                                       15,200  (a)             940,500

Protein Design Labs                                                                               5,000  (a)             434,375

Quest Diagnostics                                                                                 9,000  (a)           1,278,000

Trigon Healthcare                                                                                 7,700  (a)             599,156

Universal Health Services, Cl. B                                                                  3,800  (a)             424,650

Vertex Pharmaceuticals                                                                            2,300  (a)             164,450

Waters                                                                                            8,800  (a)             734,800

Wellpoint Health Networks                                                                         3,200  (a)             368,800

                                                                                                                      10,443,682

INTEREST SENSITIVE--15.8%

Associated Banc-Corp                                                                             11,700                  355,388

City National                                                                                    18,300                  710,269

Comerica                                                                                          8,500                  504,687

Compass Bancshares                                                                               25,900                  618,363

Concord EFS                                                                                       6,200  (a)             272,413

Countrywide Credit Industries                                                                     6,800                  341,700

Cullen/Frost Bankers                                                                             15,200                  635,550

Dime Bancorp                                                                                     19,900                  588,294

Edwards (A.G.)                                                                                   12,700                  602,456

Federated Investors, Cl. B                                                                        9,200                  267,950

Gallagher (Arthur J.) & Co.                                                                       7,200                  458,100


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Golden West Financial                                                                             6,300                  425,250

GreenPoint Financial                                                                             10,100                  413,469

Heller Financial, Cl. A                                                                          10,100                  309,944

M&T Bank                                                                                          5,200                  353,600

Mercantile Bankshares                                                                            19,300                  833,519

Metris Cos.                                                                                      12,100                  318,381

Nationwide Financial Services, Cl. A                                                             12,200                  579,500

Old Republic International                                                                       15,300                  489,600

PMI Group                                                                                        14,700                  995,006

Radian Group                                                                                     11,100                  833,194

St. Paul Cos.                                                                                     5,300                  287,856

Silicon Valley Bancshares                                                                        10,200  (a)             352,538

Union Planters                                                                                   16,200                  579,150

                                                                                                                      12,126,177

INTERNET RELATED--.4%

Art Technology Group                                                                              4,200  (a)             128,363

E.piphany                                                                                         2,200  (a)             118,662

Efficient Networks                                                                                4,400  (a)              58,850

                                                                                                                         305,875

PRODUCER GOODS--9.3%

American Standard Cos.                                                                            8,100  (a)             399,431

Bowater                                                                                           8,000                  451,000

C&D Technologies                                                                                  8,700                  375,731

Cymer                                                                                             8,900  (a)             229,036

Cytec Industries                                                                                 17,200  (a)             686,925

D.R. Horton                                                                                      18,300                  447,206

EGL                                                                                               7,200  (a)             172,350

Eastman Chemical                                                                                  7,500                  365,625

Engelhard                                                                                        20,000                  407,500

Helix Technology                                                                                  7,700                  182,273

IMC Global                                                                                       20,500                  319,031

Lennar                                                                                           10,400                  377,000

Lyondell Chemical                                                                                21,400                  327,688

Parker-Hannifin                                                                                  10,600                  467,725

Precision Castparts                                                                              10,900                  458,481

Quanta Services                                                                                  13,300  (a)             428,094

Tidewater                                                                                         7,700                  341,688

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

United Parcel Service, Cl. B                                                                      7,300                  429,331

Westvaco                                                                                          9,600                  280,200

                                                                                                                       7,146,315

SERVICES--12.3%

Administaff                                                                                       9,300  (a)             252,960

Belo (A.H.), Cl. A                                                                               18,200                  291,200

Convergys                                                                                        10,000  (a)             453,125

Cox Radio, Cl. A                                                                                 12,700  (a)             286,544

DST Systems                                                                                      13,800  (a)             924,600

Entercom Communications                                                                           9,300  (a)             320,269

Fiserv                                                                                            8,400  (a)             398,475

Hall, Kinion & Associates                                                                         6,700  (a)             134,837

Heidrick & Struggles International                                                                5,700  (a)             239,756

Hertz, Cl. A                                                                                      5,400                  184,275

Knight-Ridder                                                                                     6,900                  392,437

Manpower                                                                                         12,100                  459,800

Penton Media                                                                                      7,100                  190,813

Robert Half International                                                                        12,300  (a)             325,950

SEI Investments                                                                                   6,200                  694,400

Scholastic                                                                                        4,700  (a)             416,538

SunGard Data Systems                                                                             20,300  (a)             956,638

TMP Worldwide                                                                                     2,800  (a)             154,000

Telephone & Data Systems                                                                          4,300                  387,000

U.S. Cellular                                                                                     2,600  (a)             156,650

United Rentals                                                                                   11,200  (a)             150,500

Univision Communications, Cl. A                                                                  16,100  (a)             659,094

Viad                                                                                             24,200                  556,600

Westwood One                                                                                     23,500  (a)             453,844

                                                                                                                       9,440,305

TECHNOLOGY--16.7%

Anixter International                                                                            15,800  (a)             341,675

AremisSoft                                                                                        6,400  (a)             273,200

Arrow Electronics                                                                                21,100  (a)             603,987

Atmel                                                                                            28,300  (a)             328,988

Autodesk                                                                                         12,000                  323,250

Avnet                                                                                            14,700                  316,050


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Black Box                                                                                         5,300  (a)             256,056

Cabot Microelectronics                                                                            8,600                  446,662

Cadence Design Systems                                                                           19,500  (a)             536,250

Credence Systems                                                                                 16,200  (a)             372,600

Cypress Semiconductor                                                                            12,000  (a)             236,250

Digital Lightwave                                                                                 4,200  (a)             133,087

Electro Scientific Industries                                                                     6,900  (a)             193,200

Henry (Jack) & Associates                                                                         6,100                  378,963

Integrated Device Technology                                                                      8,000  (a)             265,000

International Rectifier                                                                           8,400  (a)             252,000

Jabil Circuit                                                                                    12,200  (a)             309,575

Lattice Semiconductor                                                                            15,500  (a)             284,812

M-Systems Flash Disk Pioneers                                                                     8,400  (a)             117,075

Macrovision                                                                                       5,200  (a)             384,881

Mentor Graphics                                                                                   5,900  (a)             161,881

Mercury Interactive                                                                               2,500  (a)             225,625

Microchip Technology                                                                             20,500  (a)             449,719

NVIDIA                                                                                            6,000  (a)             196,594

NetIQ                                                                                             3,500  (a)             305,812

Novellus Systems                                                                                 11,900  (a)             427,656

PerkinElmer                                                                                       2,300                  241,500

Polycom                                                                                           7,700  (a)             247,844

Power-One                                                                                         4,600  (a)             180,837

Powerwave Technologies                                                                           12,900  (a)             754,650

Rational Software                                                                                 5,100  (a)             198,581

SERENA Software                                                                                   8,800  (a)             301,262

SanDisk                                                                                           4,200  (a)             116,550

Sawtek                                                                                            8,700  (a)             401,831

Semtech                                                                                          11,700  (a)             258,131

Silicon Storage Technology                                                                        8,800  (a)             103,950

Sybase                                                                                           28,200  (a)             558,713

Symantec                                                                                         12,400  (a)             413,850

3Com                                                                                             33,500  (a)             284,750

Tech Data                                                                                        12,200  (a)             329,972

Vishay Intertechnology                                                                           20,700  (a)             313,088

                                                                                                                      12,826,357

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--7.1%

Allegheny Energy                                                                                  6,800                  327,675

Calpine                                                                                          13,350  (a)             601,584

Dynegy, Cl. A                                                                                     9,800                  549,413

Entergy                                                                                          11,300                  478,131

IDACORP                                                                                          13,300                  652,531

NRG Energy                                                                                       12,900                  358,781

PPL                                                                                              15,400                  695,888

Pinnacle West Capital                                                                             9,200                  438,150

Sempra Energy                                                                                    16,700                  388,275

TECO Energy                                                                                      11,500                  372,313

Time Warner Telecom, Cl. A                                                                        5,300  (a)             336,219

UtiliCorp United                                                                                  9,500                  294,500

                                                                                                                       5,493,460

TOTAL COMMON STOCKS

   (cost $71,064,711)                                                                                                 73,050,248
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--5.2%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 6%, dated

  12/29/2000, due 1/2/2001, in the amount

  of $3,952,633 (fully collateralized by

  $3,995,000 Federal Home Loan Bank

  Bonds, 5.195%, 9/11/2001, value $4,033,532)

   (cost $3,950,000)                                                                          3,950,000                3,950,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $75,014,711)                                                             100.3%               77,000,248

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)                (215,705)

NET ASSETS                                                                                       100.0%               76,784,543

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(b)                               75,014,711   77,000,248

Cash                                                                    237,029

Dividends and interest receivable                                        44,955

Receivable for shares of Beneficial Interest subscribed                     500

Prepaid expenses                                                         10,757

                                                                     77,293,489
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            62,291

Payable for investment securities purchased                             401,974

Accrued expenses                                                         44,681

                                                                        508,946
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       76,784,543
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      75,273,633

Accumulated undistributed investment income--net                          8,006

Accumulated distributions in excess of net realized gain on investments
                                                                      (482,633)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             1,985,537
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       76,784,543

NET ASSET VALUE PER SHARE

                                                 Initial Shares  Service Shares
-------------------------------------------------------------------------------

Net Assets ($)                                         76,784,043           500

Shares Outstanding                                      5,373,554        34.990
-------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               14.29         14.29

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 2000

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         374,107

Interest                                                               142,690

TOTAL INCOME                                                           516,797

EXPENSES:

Investment advisory fee--Note 3(a)                                     292,611

Custodian fees--Note 3(b)                                               51,329

Auditing fees                                                           19,698

Prospectus and shareholders' reports                                    17,916

Registration fees                                                       15,331

Legal fees                                                               6,362

Shareholder servicing costs--Note 3(b)                                   1,495

Trustees' fees and expenses--Note 3(c)                                     182

Miscellaneous                                                            2,293

TOTAL EXPENSES                                                         407,217

Less--reduction in investment advisory fee

   due to undertaking--Note 3(a)                                       (24,288)

NET EXPENSES                                                           382,929

INVESTMENT INCOME--NET                                                 133,868
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                940,784

Net unrealized appreciation (depreciation) on investments               90,204

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,030,988

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,164,856

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             ----------------------------------

                                                  2000(a)               1999
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            133,868              32,597

Net realized gain (loss) on investments           940,784             455,052

Net unrealized appreciation (depreciation)

   on investments                                  90,204           1,039,391

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,164,856           1,527,040
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS ($):

From investment income--net:

Initial shares                                  (126,162)             (38,834)

From net realized gain on investments:

Initial shares                                  (659,279)                   --

In excess of net realized gain on investments:

Initial shares                                  (482,633)                   --

TOTAL DIVIDENDS                               (1,268,074)             (38,834)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                 70,330,857            6,399,007

Service shares                                        500                  --

Dividends reinvested:

Initial shares                                  1,268,074              38,834

Cost of shares redeemed:

Initial shares                               (10,274,545)          (2,869,302)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           61,324,886            3,568,539

TOTAL INCREASE (DECREASE) IN NET ASSETS       61,221,668            5,056,745
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            15,562,875           10,506,130

END OF PERIOD                                  76,784,543           15,562,875

Undistributed investment income--net                8,006                 300

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended December 31,
                                             -----------------------------------

                                                  2000(a)              1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     4,850,323             527,232

Shares issued for dividends reinvested             95,332               2,989

Shares redeemed                                 (729,677)            (236,335)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   4,215,978              293,886
--------------------------------------------------------------------------------

SERVICE SHARES

SHARES SOLD                                            35                   --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED AS INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                                    INITIAL SHARES          SERVICE SHARES
                                                                       -----------------------------------------------------------

                                                                                                              Period Ended

                                                                               Year Ended December 31,         December 31,
                                                                       ----------------------------------------------------------

                                                                       2000          1999          1998(a)             2000(b)
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                  13.44         12.16         12.50               14.29

Investment Operations:

Investment income--net                                                  .05(c)        .03(c)        .02                 --

Net realized and unrealized

   gain (loss) on investments                                          1.05          1.28          (.34)                --

Total from Investment Operations                                       1.10          1.31          (.32)                --

Distributions:

Dividends from investment income--net                                  (.03)         (.03)         (.02)                --

Dividends from net realized gain on investments                        (.13)          --            --                  --

Dividends in excess of net realized
   gain on Investments                                                 (.09)          --            --                  --

Total Distributions                                                    (.25)         (.03)         (.02)                --

Net asset value, end of period                                        14.29         13.44         12.16               14.29
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       8.28         10.82         (2.53)(d)            --
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .98           .97           .67(d)             --

Ratio of net investment income

   to average net assets                                                .34           .26           .18(d)             --

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                              .06           .49           .60(d)             --

Portfolio Turnover Rate                                              102.89         77.73         75.74(d)           102.89
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                76,784        15,563        10,506                1

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering twelve series, including the MidCap Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio's shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,790 during the period ended December 31, 2000 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio' s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(d) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under
the    line    of    credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus had undertaken from January 1, 2000 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded an annual rate of 1% of the value of the portfolio's average daily net assets. Dreyfus has agreed, until December 31, 2001, to waive receipt of its fees and/or assume the expenses of the portfolio so that the expenses of neither class (exclusive of certain expenses as described above) exceed 1% of the value of the average daily net assets of their class. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $24,288 during the period ended December 31, 2000.

(b) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $78 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $51,329 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group" ). Effective

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund' s Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $96,043,085 and $38,892,761, respectively.

At December 31, 2000, accumulated net unrealized appreciation on investments was
$1,985,537,   consisting   of   $9,304,051  gross  unrealized  appreciation  and
$7,318,514 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001

                                                                   The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $.2200 per share as a long-term capital gain distribution of the $.2440 per share paid on December 21, 2000.

The portfolio also designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.


                                                           For More Information

                        Dreyfus Investment Portfolios, MidCap Stock Portfolio

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  174AR0012



Dreyfus

Investment Portfolios, Technology Growth Portfolio

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            21   Report of Independent Auditors

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                    Technology Growth Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the portfolio manager, Mark Herskovitz.

The technology sector of the stock market, as measured by the Nasdaq Composite Index, declined more than 39% in 2000. Most other major stock market indices declined as well. The reasons for the disappointing year varied, ranging from sky-high valuations of technology stocks to slowing economic growth during the second half of the year.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We encourage you to contact your financial advisor for more information about ways to refine your investment strategies for the coming year. To speak with a Dreyfus customer service representative call 1-800-782-6620, or visit our website at www.dreyfus.com.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Technology Growth Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the portfolio produced a -26.98% total return.(1) In comparison, the fund' s benchmarks, the Morgan Stanley High Technology 35 Index and the Standard & Poor's 500 Composite Stock Price Index, provided total returns of -27.32% and -9.10%, respectively, over the same period.(2,3 )The Nasdaq Composite Index provided a total return of -39.29% for the same period as well.(4)

We attribute the portfolio's and market's performance to severe market declines caused by a dramatic shift in investor sentiment away from technology stocks.

What is the portfolio's investment approach?

The portfolio seeks capital appreciation by investing primarily in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. These investments may include companies in the
computer,    semiconductor,    electronics,   communications,   health   care,
biotechnology, computer software and hardware, electronic components and systems, networking and cable broadcasting, telecommunications, defense and aerospace and environmental sectors.

When evaluating investment opportunities, we first assess economic and market conditions in an attempt to identify trends that we believe are likely to drive demand within the various technology-related sectors. Second, we strive to identify the companies that are most likely to benefit from these overall trends. Typically, these companies are leaders in their market segments, and are characterized by rapid earnings or revenue growth and dominant market shares. We
conduct   extensive   fundamental   research  to  understand  these  companies'
competitive advantages and to evaluate their ability to maintain their leadership positions over time.

                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

This process enables us to seek the stocks of leading technology companies for the portfolio. Many of those stocks are considered core holdings that we believe could lead their industry segments over the long term. We complement these positions with non-core holdings that we believe can provide above-average gains over a shorter time frame.

Although the portfolio looks for companies with the potential for strong earnings or revenue growth rates, some of the portfolio's investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings ("IPOs"). The portfolio's strategy with respect to IPOs is to participate in IPOs of companies that meet the portfolio's investment criteria described above and that we believe have the potential to become full positions within the portfolio.

What other factors influenced the portfolio's performance?

Between January and March 2000, technology stocks drove the stock market's advance. As a result, some technology companies had appreciated to lofty valuations that may not have been justified by their business fundamentals.

Most major measures of technology stock performance fell drastically in March and April. Despite this steep decline, we maintained our conviction that the strong business fundamentals of our technology holdings had not changed. Indeed, many of the stocks in our portfolio began to recover during the summer. However, investors became much more selective, rewarding only stocks with strong business fundamentals and positive earnings reports. Due to the portfolio's emphasis on quality, this shift toward greater selectivity benefited the portfolio's performance.

Later in the year, market sentiment resumed its shift away from technology when investors became concerned that an economic slowdown might cause demand for technology to slacken. Communications services companies were particularly hard-hit because of expectations that their business customers might spend less in a slower economy.

In this adverse environment, we retained our long-term perspective and continued to invest the portfolio's assets in technology businesses that we believe have bright prospects. In our view, fundamentally sound technology companies have been unfairly punished along with more speculative businesses. Over the long term, especially as the economy improves, we are confident that our holdings will recover.

What is the portfolio's current strategy?

We continue to focus primarily on companies that we believe are well positioned to prosper from technological advances. These include companies engaged in the development of high-speed telecommunications, including those in the forefront of new optical and wireless technologies.

In light of the extreme volatility in 2000 and the overall risks of the technology sector, we caution that investors should adopt a long-term horizon when investing in the portfolio. In the meantime, investors should not be surprised to see periodic market declines such as the one we experienced in 2000. We try to manage these risks by maintaining a broadly diversified technology portfolio and focusing on fundamentally sound companies over the long term.

January 16, 2001

(1) EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. THE PERFORMANCE PRESENTED IS FOR INITIAL SHARES. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(4) SOURCE: LIPPER INC. -- THE NASDAQ COMPOSITE INDEX MEASURES THE MARKET VALUE OF ALL THE DOMESTIC AND FOREIGN COMMON STOCKS LISTED ON THE NASDAQ STOCK MARKET. PRICE CHANGES IN EACH SECURITY EFFECT EITHER A RISE OR FALL IN THE INDEX, IN PROPORTION TO THE SECURITY'S MARKET VALUE. THE MARKET VALUE -- THE LAST SALE PRICE MULTIPLIED BY TOTAL SHARES OUTSTANDING -- IS CALCULATED CONTINUALLY THROUGHOUT THE DAY. THE INDEX INCLUDES THE SECURITIES OF MORE THAN 5,300 COMPANIES REPRESENTING A WIDE ARRAY OF INDUSTRIES.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Technology Growth Portfolio Initial shares and the Standard & Poor's 500 Composite Stock Price Index and the Morgan Stanley High Technology 35 Index

((+))  SOURCE: LIPPER INC.
((+)(+))  SOURCE: BLOOMBERG, L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INITAL SHARES OF DREYFUS INVESTMENT PORTFOLIOS, TECHNOLOGY GROWTH PORTFOLIO ON 8/31/99 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX AND THE STANDARD & POOR'S 500 COMPOSITE PRICE STOCK INDEX ("S&P 500 INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED, EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE DECEMBER 31, 2000, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INITIAL SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES, DESIGNATED AS SERVICE SHARES, WHICH ARE SUBJECT TO A RULE 12B-1 DISTRIBUTION PLAN. PERFORMANCE FOR SERVICE SHARES WILL VARY FROM THE PERFORMANCE OF INITIAL SHARES BECAUSE OF DIFFERENCES IN CHARGES AND EXPENSES.



Average Annual Total Returns AS OF 12/31/00



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO--INITIAL SHARES                                                      8/31/99           (26.98)%           10.00%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                                                                                       The Portfolio


STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

December 31, 2000



COMMON STOCKS--95.1%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.6%

Nortel Networks                                                                                  68,000                2,180,250

COMPUTER SERVICES--3.7%

Automatic Data Processing                                                                        81,000                5,128,312

HARDWARE--3.5%

Sanmina                                                                                          30,500  (a)           2,337,063

Sun Microsystems                                                                                 91,000  (a)           2,536,625

                                                                                                                       4,873,688

INTERNET--1.8%

VeriSign                                                                                         33,000  (a)           2,448,187

NETWORKING--5.0%

Cisco Systems                                                                                    25,000  (a)             956,250

Juniper Networks                                                                                 27,000  (a)           3,403,687

Sycamore Networks                                                                                72,000  (a)           2,682,000

                                                                                                                       7,041,937

SEMICONDUCTORS--16.9%

Intel                                                                                            98,000                2,964,500

KLA-Tencor                                                                                       90,000  (a)           3,031,875

Micrel                                                                                          117,500  (a)           3,958,281

PMC-Sierra                                                                                       22,000  (a)           1,729,750

Taiwan Semiconductor Manufacturing, ADR                                                         235,000  (a)           4,053,750

Texas Instruments                                                                               100,000                4,737,500

Vitesse Semiconductor                                                                            57,000  (a)           3,152,813

                                                                                                                      23,628,469

SEMICONDUCTOR EQUIPMENT--7.8%

Applied Materials                                                                                95,000  (a)           3,627,813

Teradyne                                                                                        102,800  (a)           3,829,300

Xilinx                                                                                           75,500  (a)           3,482,437

                                                                                                                      10,939,550

SOFTWARE--16.7%

Ariba                                                                                            45,000  (a)           2,418,750

BEA Systems                                                                                      63,200  (a)           4,254,150

Microsoft                                                                                        70,000  (a)           3,036,250

Oracle                                                                                          100,000  (a)           2,906,250

Rational Software                                                                                82,000  (a)           3,192,875

Siebel Systems                                                                                   54,000  (a)           3,651,750

Veritas Software                                                                                 44,000  (a)           3,850,000

                                                                                                                      23,310,025


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

STORAGE--8.8%

Brocade Communications Systems                                                                   50,100  (a)           4,599,806

EMC                                                                                              70,000  (a)           4,655,000

Network Appliance                                                                                47,000  (a)           3,019,016

                                                                                                                      12,273,822

TELECOMMUNICATION EQUIPMENT--17.0%

CIENA                                                                                            40,000  (a)           3,255,000

GlobeSpan                                                                                       150,000  (a)           4,125,000

JDS Uniphase                                                                                     42,500  (a)           1,771,719

Nokia Oyj, ADR                                                                                  117,000                5,089,500

Qualcomm                                                                                         40,500  (a)           3,328,594

SDL                                                                                              14,000  (a)           2,074,625

Tellabs                                                                                          71,000  (a)           4,011,500

                                                                                                                      23,655,938

TELECOMMUNICATION SERVICES--12.3%

BellSouth                                                                                       100,500                4,114,219

Metromedia Fiber Network, Cl. A                                                                 170,000  (a)           1,721,250

Qwest Communications International                                                               82,000  (a)           3,362,000

SBC Communications                                                                               80,500                3,843,875

Verizon Communications                                                                           83,500                4,185,437

                                                                                                                      17,226,781

TOTAL COMMON STOCKS

   (cost $154,189,150)                                                                                               132,706,959

                                                                                                                       The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.4%                                                                 Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   6.04%, 1/11/2001                                                                             551,000                  550,273

   6.11%, 1/18/2001                                                                           1,127,000                1,124,329

   6.15%, 1/25/2001                                                                           2,352,000                2,343,745

   5.90%, 3/1/2001                                                                              421,000                  417,147

   5.73%, 3/15/2001                                                                           1,129,000                1,116,287

   5.43%, 3/22/2001                                                                           1,590,000                1,570,236

   5.61%, 3/29/2001                                                                             405,000                  399,464

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,519,306)                                                                                                   7,521,481
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $161,708,456)                                                            100.5%              140,228,440

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.5%)                (681,416)

NET ASSETS                                                                                       100.0%              139,547,024

(A) NON-INCOME PRODUCING.



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           161,708,456   140,228,440

Cash                                                                     36,597

Receivable for investment securities sold                               495,103

Dividends receivable                                                      8,303

Prepaid expenses                                                            103

                                                                    140,768,546
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            99,646

Payable for investment securities purchased                           1,013,879

Payable for shares of Beneficial Interest redeemed                       42,305

Accrued expenses                                                         65,692

                                                                      1,221,522
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      139,547,024
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     190,455,983

Accumulated net realized gain (loss) on investments                (29,428,943)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4(b)                                        (21,480,016)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      139,547,024

NET ASSET VALUE PER SHARE

                                                  Initial Shares  Service Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        139,546,524           500

Shares Outstanding                                      9,833,849        35.236
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               14.19         14.19

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                               765,415

Cash dividends (net of $8,211 foreign taxes withheld at source)         67,635

TOTAL INCOME                                                           833,050

EXPENSES:

Investment advisory fee--Note 3(a)                                   1,151,112

Professional fees                                                       56,209

Registration fees                                                       34,305

Custodian fees--Note 3(b)                                               25,134

Prospectus and shareholders' reports                                    16,048

Trustees' fees and expenses--Note 3(c)                                   5,054

Shareholder servicing costs--Note 3(b)                                     682

Miscellaneous                                                              921

TOTAL EXPENSES                                                       1,289,465

INVESTMENT (LOSS)                                                    (456,415)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                               (28,778,642)

  Short sale transactions                                            (648,848)

NET REALIZED GAIN (LOSS)                                          (29,427,490)

Net unrealized appreciation (depreciation) on investments         (36,217,189)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (65,644,679)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (66,101,094)

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                             -----------------------------------

                                                 2000 (a)            1999 (b)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (456,415)             (30,810)

Net realized gain (loss) on investments      (29,427,490)             156,245

Net unrealized appreciation (depreciation)
   on investments                            (36,217,189)          14,737,173

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (66,101,094)          14,862,608
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

INITIAL SHARES                                  (128,126)                --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Initial shares                                154,480,771           55,130,348

Service shares                                        500                  --

Dividends reinvested:

Initial shares                                    128,126                  --

Cost of shares redeemed:

Initial shares                               (14,540,419)          (4,285,690)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS          140,068,978           50,844,658

TOTAL INCREASE (DECREASE) IN NET ASSETS       73,839,758           65,707,266
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            65,707,266                 --

END OF PERIOD                                 139,547,024           65,707,266
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INITIAL SHARES

Shares sold                                     7,217,120            3,639,182

Shares issued for dividends reinvested              5,513                  --

Shares redeemed                                 (767,276)            (260,690)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   6,455,357            3,378,492

SERVICE SHARES

SHARES SOLD                                            35                   --

(A) EFFECTIVE DECEMBER 31, 2000, SHARES OF THE PORTFOLIO WERE REDESIGNATED INITIAL SHARES AND THE PORTFOLIO COMMENCED SELLING SERVICE SHARES.

(B)  FROM AUGUST 31, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.



                                                                              INITIAL SHARES           SERVICE SHARES
                                                                        ------------------------------------------------------------

                                                                                                         Period Ended

                                                                          Year Ended December 31,         December 31,
                                                                        ------------------------------------------------------------

                                                                        2000           1999 (a)               2000 (b)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                   19.45            12.50                14.19

Investment Operations:

Investment (loss)--net                                                  (.06)(c)         (.02)(c)              --

Net realized and unrealized
   gain (loss) on investments                                          (5.18)            6.97                  --

Total from Investment Operations                                       (5.24)            6.95                  --

Distributions:

Dividends from net realized gain
   on investments                                                       (.02)             --                   --

Net asset value, end of period                                         14.19            19.45                14.19
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      (26.98)           55.60(d)               --
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                  .84              .36(d)               --

Ratio of net investment (loss)
   to average net assets                                                (.30)            (.14)(d)              --

Decrease reflected in above expense ratios
   due to undertakings by
   The Dreyfus Corporation                                                --              .09(d)               --

Portfolio Turnover Rate                                               121.88            20.01(d)            121.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                139,547           65,707                   1

(A) FROM AUGUST 31, 1999 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1999.

(B) THE PORTFOLIO COMMENCED OFFERING SERVICE SHARES ON DECEMBER 31, 2000.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company, currently offering twelve series, including the Technology Growth Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of Dreyfus, became the distributor of the portfolio' s shares, which are sold without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

On October 30, 2000, the fund's Board of Trustees approved, effective December 31, 2000, the addition of a second class of shares. The Board redesignated the portfolio' s existing shares as Initial shares, authorized the creation of Service shares and adopted a 12b-1 Distribution Plan for the Service shares.

The portfolio is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each class of shares. Initial shares are not subject to a distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class and certain voting rights.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

As of December 31, 2000, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held all of the outstanding Service shares of the portfolio.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.


(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $3,333 during the period ended December 31, 2000, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $10,860,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, the carryover expires in fiscal 2008.

During the period ended December 31, 2000, as a result of permanent book to tax differences, the portfolio reclassed $456,415 from accu

                                                                 The  Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

mulated   undistributed   investment  income-net  and  $1,238  from  accumulated
undistributed net realized gains to paid-in capital. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly.

(B) Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares shareholder accounts and for advertising and marketing for Service shares. The Plan provides for payments to be made at an annual rate of .25 of 1% of the value of the Service shares' average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Plan are payable without regard to actual expenses incurred.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $60 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 2000, the portfolio was charged $25,134 pursuant to the custody agreement.

(C) Each board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the Fund Group"). Effective April 13, 2000, each board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 13, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended December 31, 2000, the portfolio incurred total brokerage commissions of $128,528, of which $6,696 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(A)  The  following  summarizes  the  aggregate amount of purchases and sales of
investment   securities   and   securities   sold  short,  excluding  short-term
securities, during the period ended December 31, 2000:

                                      Purchases ($)            Sales ($)
--------------------------------------------------------------------------------

Long transactions                       299,660,442          166,946,323

Short sale transactions                  42,918,272           42,269,424

TOTAL                                   342,578,714          209,215,747

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The portfolio is engaged in short-selling which obligates the portfolio to replace the security borrowed by purchasing the security at current market value. The portfolio would incur a loss if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The portfolio would realize a gain if the price of the security declines between those dates. Until the portfolio replaces the borrowed security, the portfolio will maintain daily a segregated account with a broker or custodian of permissable liquid assets sufficient to cover its short position. At December 31, 2000, there were no securities sold short outstanding

(B) At December 31, 2000, accumulated net unrealized depreciation on investments was $21,480,016, consisting of $11,192,062 gross unrealized appreciation and $32,672,078 gross unrealized depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Technology Growth Portfolio (one of the series comprising Dreyfus Investment Portfolios) as of December 31, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001

                                                                   The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates 1.44% of the ordinary dividends paid during the fiscal year ended December 31, 2000 as qualifying for the corporate dividends received deduction.


NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios,
                        Technology Growth Portfolio

                        200 Park Avenue

                        New York, NY 10166

                      Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                      Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2001 Dreyfus Service Corporation                                  175AR0012